UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02405

Name of Fund:	BlackRock Sustainable Balanced Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Sustainable
Balanced Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2024

Date of reporting period: 11/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2023

2023 Semi-Annual Report (Unaudited)

• BlackRock Sustainable Balanced Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended November 30, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in November 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as interest rates stabilized, and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced strongly, while emerging market equities posted modest gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates five times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	10.17%	13.84%

U.S. small cap equities (Russell 2000® Index)	4.24	(2.57)

International equities (MSCI Europe, Australasia, Far East Index)	5.12	12.36

Emerging market equities (MSCI Emerging Markets Index)	4.60	4.21

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.69	4.91

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.98)	(2.27)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(0.80)	1.18

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.29	4.28

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.52	8.69

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of November 30, 2023	BlackRock Sustainable Balanced Fund, Inc.

Investment Objective

BlackRock Sustainable Balanced Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2023, all of the Fund’s share classes outperformed its blended reference benchmark (60% MSCI All Country World Index/ 40% Bloomberg U.S. Aggregate Bond Index).

What factors influenced performance?

The Fund’s tactical asset allocation positioning contributed to relative performance. An overweight in U.S. value stocks was a large contributor, as equity markets rallied on continued strength in U.S. economic growth and indications of an end to the Fed’s interest rate hikes. An underweight to U.S. duration (bond market interest rate sensitivity) was additive in the early part of the reporting period given a tightening of financial conditions over the summer 2023. Security selection strategies also contributed to returns. In equities, positive selection was driven by fundamental valuation insights, which benefited from rising rates. More traditional measures of valuation, such as comparing stocks using sales, research and development expenditures, and other financial metrics, performed best. In fixed income, security selection in mortgage-backed securities was the largest contributor.

There were no material detractors in the Fund’s tactical asset class positioning. In terms of selection, sentiment measures detracted somewhat in equities. Environmental, social and governance (“ESG”) insights, particularly those related to green patent issuance, input efficiency, and human capital measures, also detracted. In fixed income, an underweight in the communication services sector hurt results. An underweight in electric utilities, which reflected the poor ESG screening on carbon emissions for many companies in the sector, further weighed on returns given that these defensive issuers outperformed the reference benchmark.

The Fund held derivatives as a part of its investment strategy. The investment adviser used derivatives to manage risk and/or take outright views on equities and interest rates in the Fund. Derivatives held to express active asset allocation views experienced positive returns.

Describe recent portfolio activity.

The Fund entered the period with an overweight in equities (achieved through an overweight in the United States), as well as an underweight in U.S. duration. It maintained this broad positioning over the remainder of the period. The investment adviser increased the extent of the Fund’s duration underweight in July 2023, largely by expanding its underweight at the long end of the U.S. yield curve. This shift reflected the potential for curve steepening given the possibility that fiscal concerns would prompt investors to demand higher yields on long-dated bonds.

The investment adviser added to the Fund’s underweight in the U.S. dollar versus a basket of developed market currencies. The Fed indicated a preference for supporting nominal growth and fiscal spending over raising rates to achieve consistent price stability, which the investment adviser believed would be a negative for the U.S. dollar.

In equities, the Fund maintained a preference for technology stocks due in part to the increasing enthusiasm surrounding artificial intelligence. The investment adviser employed a defensive approach in fixed income, with a tilt toward higher-quality sectors such as technology, banking, insurance, and consumer staples.

Describe portfolio positioning at period end.

The Fund had a pro-cyclical posture, with an overweight in equities and an underweight in bonds. This positioning reflected the investment adviser’s belief that global growth would remain resilient and financial conditions had further to tighten. U.S. inflation fell since its peak in 2022, but in the investment adviser’s view, prices may remain stickier than expected and rates could need to stay higher for longer.

The Fund was overweight in the euro, Canadian dollar, and Australian dollar versus the U.S. dollar on the view that the Fed would have to support the government’s increased financing needs. In equities, the Fund was overweight in the technology, consumer discretionary, and industrials sectors. In fixed income, the investment adviser maintained overweight positions in investment-grade and high yield corporate bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of November 30, 2023 (continued)	BlackRock Sustainable Balanced Fund, Inc.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	5.42%	8.50%	N/A	8.04%	N/A	7.83%	N/A
Investor A	5.24	8.20	2.52%	7.76	6.60%	7.53	6.96%
Investor C	4.85	7.42	6.42	6.94	6.94	6.88	6.88
Class K	5.44	8.57	N/A	8.11	N/A	7.87	N/A
Class R	5.05	7.78	N/A	7.36	N/A	7.15	N/A
60% MSCI All Country World Index/40% Bloomberg U.S. Aggregate Bond Index(c)	4.65	7.69	N/A	5.99	N/A	5.31	N/A
Bloomberg U.S. Aggregate Bond Index(d)	(0.80)	1.18	N/A	0.71	N/A	1.37	N/A
MSCI All Country World Index(e)	8.28	12.01	N/A	9.07	N/A	7.60	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund intends to invest at least 25% of its assets in equity securities and at least 25% of its assets in senior fixed income securities, such as U.S. government debt securities, corporate debt securities, and mortgage-backed and asset-backed securities. The Fund’s total returns for the period prior to April 8, 2022 are the returns of the Fund when it followed different investment strategies and investment processes under the name BlackRock Balanced Capital Fund, Inc.

(c)	A customized weighted index comprised of the returns of the MSCI All Country World Index (60%) and Bloomberg U.S. Aggregate Bond Index (40%).
(d)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
(e)	An index that captures large- and mid-cap representation across certain developed and emerging markets.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (06/01/23)	Ending Account Value (11/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,054.20	$2.78		$1,000.00	$1,022.29	$2.73		0.54%
Investor A	1,000.00	1,052.40	4.06		1,000.00	1,021.04	3.99		0.79
Investor C	1,000.00	1,048.50	8.05		1,000.00	1,017.14	7.92		1.57
Class K	1,000.00	1,054.40	2.43		1,000.00	1,022.64	2.38		0.47
Class R	1,000.00	1,050.50	6.00		1,000.00	1,019.15	5.91		1.17

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

U.S. Treasury Notes, 0.25%, 09/30/2025	3.4%
Apple Inc.	3.0
Microsoft Corp.	2.8
U.S. Treasury Notes, 2.50%, 03/31/2027	2.2
iShares Russell 1000 Value ETF	2.0
Amazon.com, Inc.	1.6
U.S. Treasury Bonds, 2.25%, 02/15/2052	1.3
NVIDIA Corp.	1.3
U.S. Treasury Notes, 2.38%, 05/15/2029	1.0
U.S. Treasury Notes, 1.88%, 02/28/2029	0.9

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments(b)

Common Stocks	56.8%
Corporate Bonds	19.6
U.S. Treasury Obligations	12.7
U.S. Government Sponsored Agency Securities	8.3
Investment Companies	2.3
Preferred Securities	0.3

(a)	Excludes short-term securities.
(b)	Total investments exclude short-term securities and TBA sale commitments.

F U N D S U M M A R Y	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assumes reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments (unaudited) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.6%
Aerospace Industrial Development Corp.	44,000	$73,013
Axon Enterprise, Inc.(a)	1,577	362,505
BAE Systems PLC	124,945	1,657,686
CAE, Inc.(a)	4,494	89,353
Curtiss-Wright Corp.	7,386	1,579,865
Dassault Aviation SA	388	77,060
Embraer SA(a)	16,808	73,590
Kongsberg Gruppen ASA	4,198	180,259
RTX Corp.	19,988	1,628,622
Saab AB, Class B	24,233	1,245,336
Textron, Inc.	11,072	848,780
Thales SA	2,858	427,064
Woodward, Inc.	649	87,732

		8,330,865

Air Freight & Logistics — 0.1%
CJ Logistics Corp.	10,044	876,401
DSV A/S	508	76,427
FedEx Corp.	690	178,592
Hyundai Glovis Co. Ltd.	616	82,668
JD Logistics, Inc.(a)(b)	20,800	25,511
Nippon Express Holdings, Inc.	6,300	343,667

		1,583,266

Automobile Components — 0.0%
HL Mando Co. Ltd.	1,057	29,141
Hyundai Mobis Co. Ltd.	427	75,519
Hyundai Wia Corp.	871	40,203
Lear Corp.	2,656	355,240
Magna International, Inc.	894	48,200
Tong Yang Industry Co. Ltd.	12,000	28,553
Valeo SE	4,123	59,868
Visteon Corp.(a)	196	23,259

		659,983

Automobiles — 1.7%
BYD Co. Ltd., Class A	197,100	5,486,078
BYD Co. Ltd., Class H	1,000	26,877
Geely Automobile Holdings Ltd.	467,000	508,134
General Motors Co.	177,297	5,602,585
Mercedes-Benz Group AG, Class N	94,434	6,140,037
Tesla, Inc.(a)	32,270	7,747,381
Yadea Group Holdings Ltd.(b)	70,000	131,631

		25,642,723

Banks — 3.8%
ABN AMRO Bank NV, CVA(b)	19,026	255,697
Banco Bilbao Vizcaya Argentaria SA	332,161	3,092,174
Banco Santander SA	6,547	27,139
Bancolombia SA	6,422	50,725
Bank Central Asia Tbk PT	2,000,700	1,157,973
Bank Hapoalim BM	17,605	148,734
Bank Negara Indonesia Persero Tbk PT	213,300	72,573
Bank of America Corp.	314,751	9,596,758
Bank of Nova Scotia	16,311	729,635
Bank Polska Kasa Opieki SA	9,895	347,635
Bank Rakyat Indonesia Persero Tbk PT	1,128,600	384,090
Barclays PLC	291,714	521,580
BAWAG Group AG(b)	23,488	1,225,156
Canadian Imperial Bank of Commerce	45,015	1,861,042
Chang Hwa Commercial Bank Ltd.	46,125	26,272
China Merchants Bank Co. Ltd., Class H	91,500	319,337
Citigroup, Inc.	95,184	4,387,982

Security	Shares	Value

Banks (continued)
CTBC Financial Holding Co. Ltd.	50,000	$43,762
DBS Group Holdings Ltd.	23,100	548,733
DNB Bank ASA	170,586	3,252,027
E.Sun Financial Holding Co. Ltd.	152,491	124,882
Erste Group Bank AG	7,291	294,858
First Financial Holding Co. Ltd.	38,110	33,769
Grupo Financiero Banorte SAB de CV, Class O	61,535	572,605
ING Groep NV	513,343	7,211,949
Intesa Sanpaolo SpA	937,639	2,702,836
JPMorgan Chase & Co.	6,735	1,051,199
KakaoBank Corp.	3,365	68,179
KB Financial Group, Inc.	4,915	198,728
KBC Group NV	317	18,173
Lloyds Banking Group PLC	44,256	24,398
Mediobanca Banca di Credito Finanziario SpA	35,738	419,518
Mitsubishi UFJ Financial Group, Inc.	300,300	2,558,757
Mizuho Financial Group, Inc.	266,100	4,515,632
NatWest Group PLC	80,619	212,093
Postal Savings Bank of China Co. Ltd., Class H(b)	51,000	22,625
Shanghai Commercial & Savings Bank Ltd.	16,099	23,206
Shinhan Financial Group Co. Ltd.	657	18,741
Société Générale SA	58,801	1,479,819
Standard Chartered PLC	16,097	133,253
Swedbank AB, A Shares	254,360	4,662,486
Taiwan Cooperative Financial Holding Co. Ltd.	113,400	97,678
UniCredit SpA	74,774	2,039,447
Wells Fargo & Co.	448	19,976

		56,553,831

Beverages — 1.5%
Ambev SA	290,076	802,092
Budweiser Brewing Co. APAC Ltd.(b)	253,900	448,284
Coca-Cola Co. (The)	144,143	8,423,717
Coca-Cola Femsa SAB de CV	27,398	231,681
Kirin Holdings Co. Ltd.	114,300	1,615,806
Molson Coors Beverage Co., Class B	1,370	84,310
PepsiCo, Inc.	48,429	8,150,116
Pernod Ricard SA	11,716	2,024,060
Tsingtao Brewery Co. Ltd., Class H	4,000	26,432

		21,806,498

Biotechnology — 0.8%
3SBio, Inc.(b)	295,000	273,990
AbbVie, Inc.	26,155	3,724,211
Alkermes PLC(a)	902	21,774
Amgen, Inc.	8,652	2,332,925
BeiGene Ltd.(a)	2,500	35,876
Biogen, Inc.(a)	216	50,561
Celltrion, Inc.	458	57,685
CSL Ltd.	3,674	637,464
Genmab A/S(a)	2,211	695,394
Gilead Sciences, Inc.	11,968	916,749
Incyte Corp.(a)	10,473	569,103
Innovent Biologics, Inc.(a)(b)	59,500	348,459
Mural Oncology PLC(a)	90	325
Neurocrine Biosciences, Inc.(a)	5,031	586,564
PharmaEssentia Corp.(a)	1,000	11,650
Regeneron Pharmaceuticals, Inc.(a)	909	748,843
Vertex Pharmaceuticals, Inc.(a)	4,451	1,579,260

		12,590,833

Broadline Retail — 2.2%
Alibaba Group Holding Ltd.(a)	265,300	2,466,073
Amazon.com, Inc.(a)	164,943	24,096,523

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Broadline Retail (continued)
Dollarama, Inc.	244	$17,721
eBay, Inc.	120,276	4,932,519
JD.com, Inc., Class A	57,800	788,398
momo.com, Inc.	2,200	36,454
Pan Pacific International Holdings Corp.	1,200	25,997
Poya International Co. Ltd.	4,040	66,034
Shinsegae, Inc.	720	94,640
Woolworths Holdings Ltd.	7,666	27,449

		32,551,808

Building Products — 0.0%
Owens Corning	1,608	218,013

Capital Markets — 1.3%
Haitong Securities Co. Ltd., Class H	34,400	19,278
Macquarie Group Ltd.	35,749	3,982,301
Moody’s Corp.	18,358	6,699,936
S&P Global, Inc.	20,581	8,558,197
XP, Inc., Class A	25,882	602,792

		19,862,504

Chemicals — 0.5%
Axalta Coating Systems Ltd.(a)	985	30,998
BASF SE	31,711	1,475,114
Ecolab, Inc.	3,737	716,495
Hanwha Solutions Corp.(a)	10,347	266,748
Jinan Acetate Chemical Co. Ltd.	5,155	146,555
KCC Corp.	1,221	196,320
Kolon Industries, Inc.	826	27,523
LG Chem Ltd.	1,183	457,661
LyondellBasell Industries NV, Class A	3,742	355,864
Nitto Denko Corp.	1,600	113,705
Novozymes A/S, B Shares	25,654	1,330,312
Nutrien Ltd.	942	50,385
Orica Ltd.	12,330	126,901
PPG Industries, Inc.	2,632	373,718
RPM International, Inc.	1,994	205,242
Shanghai Putailai New Energy Technology Co. Ltd., Class A	11,905	38,246
Sherwin-Williams Co. (The)	2,432	678,042
SK IE Technology Co. Ltd.(a)(b)	895	49,002
SKC Co. Ltd.	344	25,718
Solvay SA	6,432	745,083
Sumitomo Chemical Co. Ltd.	134,400	343,201
Yara International ASA	8,991	305,022

		8,057,855

Commercial Services & Supplies — 0.1%
Tetra Tech, Inc.	10,932	1,728,896

Communications Equipment — 0.1%
Accton Technology Corp.	12,000	204,167
BYD Electronic International Co. Ltd.	11,500	52,490
Sercomm Corp.	22,000	87,529
Wistron NeWeb Corp.	32,146	140,502
Zhongji Innolight Co. Ltd., Class A	16,500	219,345
ZTE Corp., Class A	218,000	781,959
ZTE Corp., Class H	82,200	179,192

		1,665,184

Construction & Engineering — 0.8%
AECOM	61,599	5,473,687
Daewoo Engineering & Construction Co. Ltd.(a)	33,024	118,659
Eiffage SA	5,948	603,012
EMCOR Group, Inc.	10,657	2,264,826
Hyundai Engineering & Construction Co. Ltd.	2,055	56,965

Security	Shares	Value

Construction & Engineering (continued)
JGC Holdings Corp.	12,200	$137,474
Stantec, Inc.	30,580	2,278,823
Worley Ltd.	50,385	563,623
WSP Global, Inc.	1,175	162,644

		11,659,713

Construction Materials — 0.0%
James Hardie Industries PLC(a)	3,483	111,228

Consumer Finance — 0.7%
American Express Co.	48,850	8,342,115
Lufax Holding Ltd., ADR	6,549	5,559
Synchrony Financial	55,778	1,804,976

		10,152,650

Consumer Staples Distribution & Retail — 0.7%
Aeon Co. Ltd.	8,000	165,467
Cia Brasileira de Distribuicao(a)	47,244	32,251
Empire Co. Ltd.	12,394	336,852
Lawson, Inc.	43,400	2,143,069
Marks & Spencer Group PLC	74,188	236,274
Metro, Inc.	3,092	154,970
Ping An Healthcare and Technology Co. Ltd.(a)(b)	5,600	12,494
Shoprite Holdings Ltd.	11,905	162,396
Sysco Corp.	2,098	151,413
Target Corp.	27,381	3,663,852
Tesco PLC	419,968	1,517,768
Tsuruha Holdings, Inc.	17,800	1,495,305
Wal-Mart de Mexico SAB de CV	5,507	21,681
Walmart, Inc.	2,736	425,968

		10,519,760

Containers & Packaging — 0.0%
AptarGroup, Inc.	2,545	322,935

Diversified Consumer Services — 0.1%
Cogna Educacao(a)	1,462,731	959,889
New Oriental Education & Technology Group, Inc.(a)	16,300	132,574
YDUQS Participacoes SA	98,777	404,777

		1,497,240

Diversified Telecommunication Services — 0.2%
Deutsche Telekom AG, Registered Shares	74,246	1,779,548
Nippon Telegraph & Telephone Corp.	1,088,900	1,274,281
Telkom Indonesia Persero Tbk PT	1,196,400	290,912

		3,344,741

Electric Utilities — 0.6%
Acciona SA	3,279	462,822
CPFL Energia SA	35,121	261,799
Enel SpA	893,835	6,316,588
Energisa SA	11,257	119,956
Iberdrola SA	117,512	1,452,330
NextEra Energy, Inc.	4,816	281,784
Orsted AS(b)	3,576	168,386
SSE PLC	6,295	145,858

		9,209,523

Electrical Equipment — 0.7%
ABB Ltd., Registered Shares	195,303	7,766,919
Goldwind Science & Technology Co. Ltd., Class A	420,000	511,144
Legrand SA	3,151	303,911
LS Electric Co. Ltd.	1,569	91,768
Nordex SE(a)	13,621	150,864
Schneider Electric SE	4,569	840,937
Signify NV(b)	10,181	296,258

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Voltronic Power Technology Corp.	1,000	$51,383
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	77,000	35,283

		10,048,467

Electronic Equipment, Instruments & Components — 0.5%
Chroma ATE, Inc.	28,000	191,965
Delta Electronics, Inc.	77,000	778,802
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	26,700	50,575
Keysight Technologies, Inc.(a)	13,829	1,879,223
Primax Electronics Ltd.	41,000	84,607
Shimadzu Corp.	6,500	168,617
Sinbon Electronics Co. Ltd.	4,000	36,639
Spectris PLC	9,416	400,426
TE Connectivity Ltd.	27,146	3,556,126
Tripod Technology Corp.	6,000	37,017

		7,183,997

Energy Equipment & Services — 0.0%
Tenaris SA	7,106	122,598

Entertainment — 0.5%
CJ ENM Co. Ltd.(a)	633	37,520
Electronic Arts, Inc.	13,878	1,915,303
NCSoft Corp.	348	70,465
NetEase, Inc.	3,000	67,675
Nintendo Co. Ltd.	79,400	3,701,026
Spotify Technology SA(a)	8,556	1,583,801
Studio Dragon Corp.(a)	800	33,529
Toho Co. Ltd.	15,700	544,093

		7,953,412

Financial Services — 1.4%
Berkshire Hathaway, Inc., Class B(a)	12,187	4,387,320
Block, Inc., Class A(a)	56,129	3,560,262
Chailease Holding Co. Ltd.	13,260	78,788
Cielo SA	335,817	273,590
FirstRand Ltd.	49,744	177,939
Groupe Bruxelles Lambert NV	10,380	823,786
Mastercard, Inc., Class A	26,807	11,093,541
Sofina SA	835	186,098
StoneCo Ltd., Class A(a)	22,075	344,370
Visa, Inc., Class A	2,429	623,476
Worldline SA(a)(b)	3,307	51,396

		21,600,566

Food Products — 1.1%
BRF SA(a)	174,196	517,062
General Mills, Inc.	89,799	5,716,604
Grupo Bimbo SAB de CV, Series A	20,017	100,589
Marfrig Global Foods SA	63,176	125,144
MEIJI Holdings Co. Ltd.	1,400	32,430
Minerva SA	14,766	21,870
Nestlé SA, Registered Shares	90,019	10,243,144
Nisshin Seifun Group, Inc.	1,800	24,929
Tingyi Cayman Islands Holding Corp.	66,000	83,065
Uni-President China Holdings Ltd.	131,000	83,788

		16,948,625

Gas Utilities — 0.1%
ENN Energy Holdings Ltd.	1,900	13,114
Perusahaan Gas Negara Tbk PT	1,340,900	96,466
UGI Corp.	30,144	662,867

		772,447

Security	Shares	Value

Ground Transportation — 0.1%
Grab Holdings Ltd., Class A(a)	14,878	$45,229
Localiza Rent a Car SA	51,222	622,941
Uber Technologies, Inc.(a)	21,689	1,222,826

		1,890,996

Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp.(a)	47,008	2,627,277
Cochlear Ltd.	2,798	504,638
Dexcom, Inc.(a)	1,345	155,375
Intuitive Surgical, Inc.(a)	624	193,964
Medtronic PLC	94,235	7,470,009
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,700	69,098
Stryker Corp.	583	172,760

		11,193,121

Health Care Providers & Services — 1.0%
Cencora, Inc.	3,640	740,267
Centene Corp.(a)	928	68,375
Elevance Health, Inc.	10,262	4,920,526
McKesson Corp.	2,188	1,029,585
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	23,000	57,832
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	55,700	80,744
Sinopharm Group Co. Ltd., Class H	64,000	158,608
UnitedHealth Group, Inc.	13,678	7,563,524

		14,619,461

Hotel & Resort REITs — 0.0%
RLJ Lodging Trust	17	182

Hotels, Restaurants & Leisure — 1.1%
Alsea SAB de CV(a)	164,277	574,972
Aristocrat Leisure Ltd.	134,576	3,601,476
Booking Holdings, Inc.(a)	2,020	6,313,914
InterContinental Hotels Group PLC	7,792	604,230
MakeMyTrip Ltd.(a)(c)	14,605	616,769
McDonald’s Corp.	11,199	3,156,326
Meituan, Class B(a)(b)	45,770	529,857
Skylark Holdings Co. Ltd.(a)	3,200	47,108
Trip.com Group Ltd.(a)	14,581	512,136
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)	79,000	29,454
Yum China Holdings, Inc.	3,493	150,828
Yum! Brands, Inc.	2,339	293,661

		16,430,731

Household Durables — 0.3%
Barratt Developments PLC	127,068	826,244
DR Horton, Inc.	1,998	255,085
Gree Electric Appliances, Inc. of Zhuhai, Class A	347,200	1,598,621
Lennar Corp., Class A	11,735	1,501,141
Meritage Homes Corp.	146	20,630
Nikon Corp.	15,700	151,584
Panasonic Holdings Corp.	43,700	450,290
Sekisui House Ltd.	18,000	368,557
Taylor Morrison Home Corp., Class A(a)	845	38,109
Taylor Wimpey PLC	20,611	33,782

		5,244,043

Household Products — 0.2%
Colgate-Palmolive Co.	31,941	2,515,992
Procter & Gamble Co. (The)	221	33,928

		2,549,920

Independent Power and Renewable Electricity Producers — 0.0%
Auren Energia SA	31,539	93,745

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
CECEP Solar Energy Co. Ltd., Class A	319,200	$248,738
China Datang Corp. Renewable Power Co. Ltd., Class H	58,000	12,026
Drax Group PLC	47,725	263,174
ReNew Energy Global PLC, Class A(a)	3,880	24,987

		642,670

Industrial Conglomerates — 1.8%
3M Co.	46,720	4,628,550
Doosan Co. Ltd.	717	51,075
General Electric Co.	62,471	7,608,968
Honeywell International, Inc.	32,568	6,380,723
Samsung C&T Corp.	521	48,039
Siemens AG, Registered Shares	37,732	6,338,318
Smiths Group PLC	70,566	1,472,344

		26,528,017

Industrial REITs — 0.1%
Prologis, Inc.	8,289	952,655
Segro PLC	104,327	1,072,819
Tritax Big Box REIT PLC	26,791	51,970

		2,077,444

Insurance — 1.7%
AIA Group Ltd.	581,200	4,996,653
ASR Nederland NV	8,793	405,389
AXA SA	18,656	581,701
Cathay Financial Holding Co. Ltd.	26,019	38,725
Direct Line Insurance Group PLC(a)	29,862	71,153
Hyundai Marine & Fire Insurance Co. Ltd.	1,452	34,952
Japan Post Holdings Co. Ltd.	7,100	62,731
Manulife Financial Corp.	179,894	3,523,772
Marsh & McLennan Cos., Inc.	11,714	2,336,006
MetLife, Inc.	104,375	6,641,381
NN Group NV	44,314	1,691,200
Ping An Insurance Group Co. of China Ltd., H Shares	95,000	435,732
Prudential Financial, Inc.	12,580	1,230,073
Reinsurance Group of America, Inc.	236	38,482
Travelers Cos., Inc. (The)	18,354	3,315,100

		25,403,050

Interactive Media & Services — 2.7%
AfreecaTV Co. Ltd.	2,616	135,155
Alphabet, Inc., Class A(a)	93,373	12,374,724
Alphabet, Inc., Class C, NVS(a)	84,571	11,325,748
Auto Trader Group PLC(b)	179,378	1,645,249
Baidu, Inc., Class A(a)	58,000	860,669
JOYY, Inc., ADR	3,231	124,103
Kuaishou Technology(a)(b)	43,500	320,741
Meta Platforms, Inc., Class A(a)	27,704	9,063,363
NAVER Corp.	283	45,490
Rightmove PLC	9,517	65,645
Scout24 SE(b)	3,373	235,031
Tencent Holdings Ltd.	120,900	5,036,593

		41,232,511

IT Services — 0.8%
Accenture PLC, Class A	16,514	5,501,474
Samsung SDS Co. Ltd.	650	84,521
Shopify, Inc., Class A(a)	22,643	1,649,479
VeriSign, Inc.(a)	18,328	3,889,201
Wix.com Ltd.(a)	3,932	399,098

		11,523,773

Security	Shares	Value

Leisure Products — 0.1%
Sega Sammy Holdings, Inc.	73,100	$1,061,197

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	58,821	7,517,324
Mettler-Toledo International, Inc.(a)	440	480,449
Pharmaron Beijing Co. Ltd., Class H(b)	4,275	10,330
WuXi AppTec Co. Ltd., H Shares(b)	13,600	159,091

		8,167,194

Machinery — 0.6%
Amada Co. Ltd.	194,600	1,953,304
Doosan Bobcat, Inc.	831	29,243
Graco, Inc.	10,554	852,552
Hyundai Construction Equipment Co. Ltd.	1,451	54,655
Oshkosh Corp.	11,899	1,157,654
Otis Worldwide Corp.	50,169	4,303,999
Spirax-Sarco Engineering PLC	582	68,010
Wartsila Oyj Abp	67,524	933,112
Weir Group PLC (The)	2,452	58,120
Yutong Bus Co. Ltd., Class A	63,600	119,807

		9,530,456

Marine Transportation — 0.3%
COSCO SHIPPING Holdings Co. Ltd., Class H	85,000	78,311
Evergreen Marine Corp. Taiwan Ltd.	26,000	93,262
Kuehne + Nagel International AG, Registered Shares	15,092	4,368,707
Wisdom Marine Lines Co. Ltd.	45,000	70,046

		4,610,326

Media — 0.1%
Cheil Worldwide, Inc.	1,203	18,202
Focus Media Information Technology Co. Ltd., Class A	64,400	58,904
Fox Corp., Class A, NVS	13,738	405,821
Fox Corp., Class B	33,200	918,312
Paramount Global, Class B, NVS	13,041	187,399

		1,588,638

Metals & Mining — 1.1%
Alcoa Corp.	741	19,903
Aluminum Corp. of China Ltd., Class H	134,000	66,178
Anglo American PLC	26,483	716,708
Anglo American PLC	35,689	967,403
Antofagasta PLC	1,927	34,210
ArcelorMittal SA	174,223	4,380,150
Cia Brasileira de Aluminio	30,313	25,374
Cia Siderurgica Nacional SA	14,005	46,920
CMOC Group Ltd., Class H	531,000	303,425
CSN Mineracao SA	120,209	174,377
Gold Fields Ltd.	4,991	76,479
Jiangxi Copper Co. Ltd., Class A	31,300	77,608
Jiangxi Copper Co. Ltd., Class H	26,000	36,861
MMG Ltd.(a)	84,000	24,110
Norsk Hydro ASA	37,247	216,286
POSCO Holdings, Inc.	1,152	430,209
Rio Tinto PLC	4,095	279,884
Southern Copper Corp.	8,797	632,768
thyssenkrupp AG	210,696	1,589,032
Wheaton Precious Metals Corp.	137,320	6,714,457

		16,812,342

Multi-Utilities — 0.3%
A2A SpA	92,999	200,013
Centrica PLC	614,149	1,157,382
Engie SA	183,241	3,179,800

		4,537,195

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 2.8%
AKR Corporindo Tbk PT	847,800	$78,421
BP PLC	131,860	801,666
Chevron Corp.	33,049	4,745,836
China Petroleum & Chemical Corp., Class H	330,000	169,367
ConocoPhillips	70,902	8,194,144
Cosan SA	27,237	97,891
Crescent Point Energy Corp.	35,097	247,007
Devon Energy Corp.	10,951	492,466
Enbridge, Inc.	214,704	7,496,721
ENEOS Holdings, Inc.	90,300	355,418
Enerplus Corp.	23,995	381,070
EOG Resources, Inc.	3,255	400,593
Equinor ASA	38,877	1,242,093
Exxon Mobil Corp.	49,998	5,136,795
Galp Energia SGPS SA	678	10,074
Gibson Energy, Inc.	2,202	33,234
Keyera Corp.	26,787	674,536
Marathon Oil Corp.	15,716	399,658
Marathon Petroleum Corp.	18,018	2,688,105
Parkland Corp.	22,562	738,405
Pembina Pipeline Corp.	4,478	149,789
Petroleo Brasileiro SA	30,888	235,266
Repsol SA	6,099	93,652
Shell PLC	2,376	76,804
SK Innovation Co. Ltd.(a)	340	37,640
S-Oil Corp.	325	17,129
Ultrapar Participacoes SA	93,323	481,778
Valero Energy Corp.	50,609	6,344,344

		41,819,902

Paper & Forest Products — 0.0%
Dexco SA	10,535	15,582
West Fraser Timber Co. Ltd.	532	38,586

		54,168

Passenger Airlines — 0.1%
easyJet PLC(a)	9,875	56,797
Singapore Airlines Ltd.	257,900	1,222,963

		1,279,760

Personal Care Products — 0.2%
AMOREPACIFIC Group	947	20,303
Natura & Co. Holding SA(a)	192,822	648,349
Shiseido Co. Ltd.	1,100	29,467
Unilever PLC	32,710	1,560,488

		2,258,607

Pharmaceuticals — 3.0%
Astellas Pharma, Inc.	280,100	3,413,821
AstraZeneca PLC	1,336	171,952
Bristol-Myers Squibb Co.	71,182	3,514,967
China Medical System Holdings Ltd.	15,000	28,813
CSPC Pharmaceutical Group Ltd.	28,000	25,217
Daiichi Sankyo Co. Ltd.	2,000	54,194
Dong-E-E-Jiao Co. Ltd., Class A	11,200	78,820
Eli Lilly & Co.	10,650	6,294,576
GSK PLC	82,558	1,483,358
Johnson & Johnson	54,127	8,371,282
Kyowa Kirin Co. Ltd.	1,700	28,103
Merck & Co., Inc.	26,006	2,665,095
Novartis AG, Registered Shares	57,315	5,594,419
Novo Nordisk A/S, Class B	73,106	7,468,849
Otsuka Holdings Co. Ltd.	38,400	1,481,297
Pfizer, Inc.	76,021	2,316,360
Shionogi & Co. Ltd.	45,200	2,131,250

Security	Shares	Value

Pharmaceuticals (continued)
Sino Biopharmaceutical Ltd.	93,000	$45,619
UCB SA	2,752	203,537

		45,371,529

Professional Services — 0.8%
ExlService Holdings, Inc.(a)	1,119	31,746
Experian PLC	80,494	2,959,255
Genpact Ltd.	36,648	1,244,566
KBR, Inc.	29,148	1,506,077
Paychex, Inc.	20,325	2,479,040
Recruit Holdings Co. Ltd.	84,700	3,130,040

		11,350,724

Real Estate Management & Development — 0.6%
China Resources Land Ltd.	40,000	146,448
FirstService Corp.	3,317	520,522
Greentown China Holdings Ltd.	47,000	49,997
Mitsubishi Estate Co. Ltd.	38,400	519,109
Mitsui Fudosan Co. Ltd.	229,400	5,392,577
Nomura Real Estate Holdings, Inc.	28,000	682,820
Tokyo Tatemono Co. Ltd.	7,200	102,491
Zillow Group, Inc., Class C, NVS(a)(c)	27,446	1,123,639

		8,537,603

Residential REITs — 0.0%
Camden Property Trust	4,726	426,569

Retail REITs — 0.0%
Brixmor Property Group, Inc.	23,769	511,509
Klepierre SA	3,112	78,339

		589,848

Semiconductors & Semiconductor Equipment — 3.5%
Applied Materials, Inc.	52,986	7,936,243
ASE Technology Holding Co. Ltd.	137,000	559,456
ASPEED Technology, Inc.	3,000	282,011
Broadcom, Inc.	722	668,377
Cirrus Logic, Inc.(a)	721	54,731
Elan Microelectronics Corp.	20,000	96,846
First Solar, Inc.(a)	847	133,640
Global Unichip Corp.	20,000	1,053,140
Intel Corp.	39,446	1,763,236
JA Solar Technology Co. Ltd., Class A	98,340	273,876
King Yuan Electronics Co. Ltd.	59,000	156,524
KLA Corp.	4,328	2,357,115
Koh Young Technology, Inc.	1,933	17,172
Lam Research Corp.	810	579,895
M31 Technology Corp.	3,600	116,694
MediaTek, Inc.	43,000	1,298,579
NVIDIA Corp.	41,352	19,340,330
Parade Technologies Ltd.	2,000	68,731
Phison Electronics Corp.	26,000	401,905
QUALCOMM, Inc.	65,447	8,445,935
Realtek Semiconductor Corp.	19,000	273,200
Risen Energy Co. Ltd., Class A	8,600	19,426
Silergy Corp.	4,000	54,558
Sino-American Silicon Products, Inc.	45,000	263,138
Taiwan Semiconductor Manufacturing Co. Ltd.	320,000	5,853,478
Tokyo Electron Ltd.	3,000	481,955
United Microelectronics Corp.	306,000	478,511
Win Semiconductors Corp.	6,000	32,901
WONIK IPS Co. Ltd.	2,303	60,609
XinTec, Inc.	7,000	30,846
Xinyi Solar Holdings Ltd.	36,000	20,653

		53,173,711

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 4.9%
Adobe, Inc.(a)	17,152	$10,480,043
Autodesk, Inc.(a)	876	191,345
Box, Inc., Class A(a)	9,776	255,838
Cadence Design Systems, Inc.(a)	16,842	4,602,413
Crowdstrike Holdings, Inc., Class A(a)	3,597	852,453
Guidewire Software, Inc.(a)	518	51,769
InterDigital, Inc.	2	200
Kingdee International Software Group Co. Ltd.(a)	66,000	91,622
Manhattan Associates, Inc.(a)	22,568	5,033,792
Microsoft Corp.	109,937	41,656,229
Nutanix, Inc., Class A(a)	2,198	94,712
Salesforce, Inc.(a)	5,784	1,456,989
SAP SE	50,708	8,066,153
Splunk, Inc.(a)	2,141	324,447
Teradata Corp.(a)	2,304	108,864
Workday, Inc., Class A(a)	1,479	400,395

		73,667,264

Specialized REITs — 0.3%
American Tower Corp.	3,959	826,560
Equinix, Inc.	700	570,507
VICI Properties, Inc.	11,717	350,221
Weyerhaeuser Co.	81,382	2,551,326

		4,298,614

Specialty Retail — 1.0%
Best Buy Co., Inc.	82,356	5,842,335
Fast Retailing Co. Ltd.	1,000	254,046
Grupo Casas Bahia SA(a)	182,387	19,639
Home Depot, Inc. (The)	1,356	425,093
Industria de Diseno Textil SA	75,476	3,114,520
Lojas Renner SA	11,197	37,444
TJX Cos., Inc. (The)	46,550	4,101,521
Topsports International Holdings Ltd.(b)	66,000	53,640
ZOZO, Inc.	24,300	512,967

		14,361,205

Technology Hardware, Storage & Peripherals — 3.8%
Advantech Co. Ltd.	5,499	62,124
Apple Inc.	240,867	45,752,687
Chicony Electronics Co. Ltd.	33,000	168,371
Dell Technologies, Inc., Class C	19,507	1,479,996
Hewlett Packard Enterprise Co.	137,202	2,320,086
HP, Inc.	230,980	6,776,953
Lenovo Group Ltd.	232,000	286,315
Lite-On Technology Corp.	25,000	87,881
Pure Storage, Inc., Class A(a)	15,415	513,474

		57,447,887

Textiles, Apparel & Luxury Goods — 0.9%
adidas AG, Class N	1,500	314,000
ANTA Sports Products Ltd.	36,400	379,875
Bosideng International Holdings Ltd.	50,000	20,967
Burberry Group PLC	11,239	208,203
Deckers Outdoor Corp.(a)	1,415	939,518
Hermes International SCA	1,613	3,342,964
Lululemon Athletica, Inc.(a)	13,818	6,173,882
Makalot Industrial Co. Ltd.	22,000	252,228
Moncler SpA	5,744	318,296
Tapestry, Inc.	41,660	1,319,372
Youngone Corp.	495	16,724

		13,286,029

Trading Companies & Distributors — 0.1%
Mitsubishi Corp.	10,500	489,597

Security	Shares	Value

Trading Companies & Distributors (continued)
Mitsui & Co. Ltd.	1,300	$47,407
WW Grainger, Inc.	550	432,404

		969,408

Transportation Infrastructure — 0.1%
CCR SA	114,393	314,682
EcoRodovias Infraestrutura e Logistica SA	108,224	189,533
Flughafen Zurich AG, Registered Shares	3,221	682,571
Grupo Aeroportuario del Centro Norte SAB de CV	10,656	95,317
Grupo Aeroportuario del Pacifico SAB de CV, Class B	2,313	35,317
Santos Brasil Participacoes SA	35,199	60,500
Taiwan High Speed Rail Corp.	21,000	20,221

		1,398,141

Water Utilities — 0.1%
Cia de Saneamento de Minas Gerais-COPASA	90,566	344,081
United Utilities Group PLC	65,497	902,540

		1,246,621

Wireless Telecommunication Services — 0.2%
Far EasTone Telecommunications Co. Ltd.	18,000	47,746
MTN Group Ltd.	79,068	431,957
SK Telecom Co. Ltd.	9,607	388,343
SoftBank Corp.	38,800	471,533
SoftBank Group Corp.	13,400	542,990
Vodafone Group PLC	458,279	412,070

		2,294,639

Total Common Stocks — 56.0% (Cost: $656,347,407)		842,175,657

	Par (000)

Corporate Bonds

Aerospace & Defense — 0.0%
Rolls-Royce PLC, 5.75%, 10/15/27(b)	USD 275	271,751

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.45%, 04/01/30	120	117,867

Automobiles — 0.2%
Honda Motor Co. Ltd., 2.53%, 03/10/27	1,000	924,645
Toyota Motor Credit Corp. 3.05%, 03/22/27	1,000	941,737
1.90%, 04/06/28	850	750,799

		2,617,181

Banks — 4.1%
Banco Bilbao Vizcaya Argentaria SA, 6.14%, 09/14/28	1,800	1,812,821
Banco Santander SA
4.18%, 03/24/28	1,000	942,821
5.59%, 08/08/28	1,800	1,787,721
6.61%, 11/07/28	1,600	1,656,979
2.96%, 03/25/31	1,200	985,402
3.23%, 11/22/32	600	471,700
Bank of America Corp.
1.73%, 07/22/27	1,050	947,819
2.55%, 02/04/28	1,150	1,047,681
4.38%, 04/27/28	1,260	1,212,230
2.09%, 06/14/29	1,200	1,031,771
3.19%, 07/23/30	370	325,276
2.50%, 02/13/31	150	124,502
Series N, 1.66%, 03/11/27	1,150	1,049,298

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Bank of Montreal
5.20%, 02/01/28	USD 1,180	$1,175,358
3.80%, 12/15/32	1,220	1,090,386
Bank of Nova Scotia, 4.85%, 02/01/30	60	57,925
Barclays PLC 2.85%, 05/07/26	1,100	1,048,180
2.28%, 11/24/27	1,000	896,578
Citigroup, Inc. 2.67%, 01/29/31	1,550	1,299,324
3.79%, 03/17/33	1,570	1,358,423
6.17%, 05/25/34	45	44,654
Series VAR, 3.07%, 02/24/28	1,650	1,529,622
Deutsche Bank AG, 6.82%, 11/20/29	190	193,575
Fifth Third Bancorp, 6.34%, 07/27/29	90	90,852
HSBC Holdings PLC 1.59%, 05/24/27	1,800	1,621,762
2.25%, 11/22/27	2,250	2,035,886
2.21%, 08/17/29	1,400	1,188,214
2.80%, 05/24/32	3,190	2,561,605
4.76%, 03/29/33	450	396,121
(Secured Overnight Financing Rate + 2.98%), 6.55%, 06/20/34	270	266,952
ING Groep NV, 4.02%, 03/28/28	1,710	1,619,520
JPMorgan Chase & Co. 1.05%, 11/19/26	1,150	1,050,789
1.47%, 09/22/27	400	358,507
4.85%, 07/25/28	1,835	1,806,497
5.72%, 09/14/33	2,320	2,311,609
Lloyds Banking Group PLC 2.44%, 02/05/26	2,220	2,124,233
3.75%, 01/11/27	1,000	944,923
Mitsubishi UFJ Financial Group, Inc. 1.54%, 07/20/27	1,450	1,305,157
2.34%, 01/19/28	1,250	1,133,445
Mizuho Financial Group, Inc. 1.55%, 07/09/27	1,850	1,666,280
2.17%, 05/22/32	400	311,998
5.67%, 09/13/33	760	754,836
5.75%, 07/06/34	2,030	2,021,166
Royal Bank of Canada, 5.20%, 08/01/28	1,460	1,454,856
Santander Holdings U.S.A., Inc. 6.50%, 03/09/29	2,670	2,696,814
(Secured Overnight Financing Rate + 2.70%), 6.57%, 06/12/29	890	895,569
Santander UK Group Holdings PLC, 1.53%, 08/21/26	1,000	919,294
Sumitomo Mitsui Financial Group, Inc. 5.52%, 01/13/28	670	673,263
5.71%, 01/13/30	700	705,739
5.85%, 07/13/30	1,410	1,435,397
5.77%, 01/13/33	1,810	1,845,055
5.78%, 07/13/33	2,150	2,185,771
Toronto-Dominion Bank, Series FXD, 1.95%, 01/12/27	1,310	1,190,006
UBS AG, 5.65%, 09/11/28	200	202,309
UniCredit SpA, 7.30%, 04/02/34(b)	293	286,942

		62,151,413

Beverages — 1.1%
Coca-Cola Co, 2.50%, 03/15/51	770	483,548
Coca-Cola Co. 2.25%, 01/05/32	1,050	885,477
3.00%, 03/05/51	5,180	3,670,847

Security	Par (000)	Value

Beverages (continued)
Diageo Capital PLC 2.00%, 04/29/30	USD 1,820	$1,513,831
2.13%, 04/29/32	960	762,794
5.50%, 01/24/33	3,930	4,018,044
PepsiCo, Inc. 4.20%, 07/18/52	2,450	2,119,166
4.65%, 02/15/53	2,690	2,498,042

		15,951,749

Biotechnology — 0.6%
Amgen, Inc., 2.20%, 02/21/27	650	596,777
Biogen, Inc., 2.25%, 05/01/30	2,020	1,661,393
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30	8,620	6,845,052

		9,103,222

Broadline Retail — 0.0%
Macy’s Retail Holdings LLC, 5.88%, 04/01/29(b)	307	288,549

Building Products — 0.4%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28(b)	95	92,863
Carrier Global Corp. 3.38%, 04/05/40	1,040	778,901
6.20%, 03/15/54(b)	70	73,993
Johnson Controls International plc, 3.90%, 02/14/26	3,000	2,907,555
Owens Corning 3.40%, 08/15/26	350	331,514
4.30%, 07/15/47	1,430	1,134,853
Smyrna Ready Mix Concrete LLC, 8.88%, 11/15/31(b)	170	172,907

		5,492,586

Capital Markets — 1.4%
Ares Capital Corp. 7.00%, 01/15/27	930	940,375
2.88%, 06/15/27	520	463,828
Bank of New York Mellon Corp, (Secured Overnight Financing Rate + 1.51%), 4.71%, 02/01/34	630	590,952
Blackstone Private Credit Fund, 2.63%, 12/15/26	130	114,459
CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 08/15/30(b)	5	4,290
Charles Schwab Corp. (The), 6.20%, 11/17/29	580	588,716
Coinbase Global, Inc., 3.38%, 10/01/28(b)	5	4,023
Credit Suisse AG, 1.25%, 08/07/26	430	382,215
FactSet Research Systems, Inc., 2.90%, 03/01/27	3,000	2,768,621
Freedom Mortgage Corp. 12.00%, 10/01/28(b)	55	58,108
12.25%, 10/01/30(b)	90	94,959
Frontier Communications Holdings LLC, 8.63%, 03/15/31(b)	59	58,102
FS KKR Capital Corp. 2.63%, 01/15/27	445	387,833
3.13%, 10/12/28	1,130	951,566
Goldman Sachs Group, Inc. (The) 2.64%, 02/24/28	2,400	2,185,953
2.60%, 02/07/30	1,220	1,033,877
2.38%, 07/21/32	1,290	1,015,796
Morgan Stanley 3.63%, 01/20/27	900	859,738
2.48%, 01/21/28	950	865,734
5.16%, 04/20/29	980	963,714
1.79%, 02/13/32	2,060	1,578,477
4.89%, 07/20/33	2,585	2,421,427
5.25%, 04/21/34	105	100,607
Nasdaq, Inc., 5.65%, 06/28/25	180	180,442

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
Nomura Holdings, Inc., 1.85%, 07/16/25	USD 1,200	$1,123,362
S&P Global, Inc., 2.45%, 03/01/27	1,000	926,726
United Wholesale Mortgage LLC, 5.50%, 04/15/29(b)	207	185,196

		20,849,096

Chemicals — 0.0%
Chemours Co, 5.75%, 11/15/28(b)	120	108,621
LYB International Finance III LLC, 4.20%, 05/01/50	170	125,049
Minerals Technologies, Inc., 5.00%, 07/01/28(b)	5	4,586
Tronox, Inc., 4.63%, 03/15/29(b)	27	22,957

		261,213

Commercial Services & Supplies — 0.0%
Steelcase, Inc., 5.13%, 01/18/29	62	56,836

Communications Equipment — 0.3%
Motorola Solutions, Inc. 2.30%, 11/15/30	1,400	1,137,139
2.75%, 05/24/31	1,990	1,637,981
5.60%, 06/01/32	1,250	1,237,922

		4,013,042

Construction & Engineering — 0.2%
Quanta Services, Inc., 2.90%, 10/01/30	4,150	3,494,485

Consumer Finance — 0.2%
American Express Co. 2.55%, 03/04/27	700	644,143
(Secured Overnight Financing Rate + 1.28%), 5.28%, 07/27/29	1,020	1,014,933
(Secured Overnight Financing Rate + 1.84%), 5.04%, 05/01/34	450	433,951
(Secured Overnight Financing Rate + 1.93%), 5.63%, 07/28/34	160	157,994
Burford Capital Global Finance LLC 6.88%, 04/15/30(b)	35	32,900
9.25%, 07/01/31(b)	15	15,457
Discover Financial Services, 4.10%, 02/09/27	10	9,284
goeasy Ltd., 9.25%, 12/01/28(b)	80	82,176
OneMain Finance Corp., 9.00%, 01/15/29	85	87,664

		2,478,502

Diversified REITs — 0.4%
American Tower Corp., 1.45%, 09/15/26	425	380,352
Digital Realty Trust LP, 5.55%, 01/15/28	2,860	2,856,314
Equinix, Inc., 1.45%, 05/15/26	1,000	910,118
Iron Mountain, Inc., 5.25%, 07/15/30(b)	700	641,937
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 02/15/29(b)	84	55,890
Welltower OP LLC, 4.00%, 06/01/25	900	876,870

		5,721,481

Diversified Telecommunication Services — 0.0%
Consolidated Communications, Inc., 6.50%, 10/01/28(b)	34	28,050
Koninklijke KPN NV, 8.38%, 10/01/30	450	515,230
Level 3 Financing, Inc., 10.50%, 05/15/30(b)	130	120,575
Level 3 New Money TSA, 11.00%, 11/15/29(b)	29	29,319

		693,174

Electric Utilities — 0.7%
Avangrid, Inc. 3.20%, 04/15/25	2,180	2,104,606
3.80%, 06/01/29	500	454,954
Commonwealth Edison Co., 4.90%, 02/01/33	1,590	1,549,825
Eversource Energy 2.90%, 03/01/27	1,000	925,001

Security	Par (000)	Value

Electric Utilities (continued)
Eversource Energy 3.38%, 03/01/32	USD 750	$639,559
Series U, 1.40%, 08/15/26	200	179,706
Exelon Corp. 2.75%, 03/15/27	550	510,758
3.35%, 03/15/32	350	299,638
NSTAR Electric Co. 3.25%, 05/15/29	1,000	910,744
3.95%, 04/01/30	1,000	928,020
Public Service Electric & Gas Co., 5.20%, 08/01/33	2,410	2,416,275

		10,919,086

Electronic Equipment, Instruments & Components — 0.3%
Allegion U.S. Holding Co., Inc., 3.55%, 10/01/27	45	41,790
Keysight Technologies, Inc. 4.60%, 04/06/27	1,250	1,212,676
3.00%, 10/30/29	1,150	997,789
Teledyne Technologies, Inc. 2.25%, 04/01/28	1,000	879,269
2.75%, 04/01/31	1,000	834,854
Vontier Corp., 2.95%, 04/01/31	750	596,443

		4,562,821

Energy Equipment & Services — 0.2%
Brand Industrial Services, Inc., 10.38%, 08/01/30(b)	65	67,394
CGG SA, 8.75%, 04/01/27(b)	600	544,500
Johnson Controls International plc/Tyco Fire & Security Finance SCA 1.75%, 09/15/30	400	320,498
2.00%, 09/16/31	360	286,022
Noble Finance II LLC, 8.00%, 04/15/30(b)	10	10,263
Pentair Finance Sarl, 4.50%, 07/01/29	1,580	1,482,266
Valaris Ltd., 8.38%, 04/30/30(b)	30	30,179

		2,741,122

Financial Services — 0.1%
Coinbase Global, Inc., 3.63%, 10/01/31(b)	107	78,681
GN Bondco LLC, 9.50%, 10/15/31(b)	220	208,967
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29(b)	55	56,053
Nasdaq, Inc., 5.55%, 02/15/34	425	424,716
Nationstar Mortgage Holdings, Inc., 5.00%, 02/01/26(b)	20	19,069
NFP Corp., 8.50%, 10/01/31(b)	55	56,807
United Wholesale Mortgage LLC, 5.50%, 11/15/25(b)	176	171,103

		1,015,396

Food Products — 0.2%
Kellogg Co. 3.40%, 11/15/27	670	626,262
4.30%, 05/15/28	3,000	2,892,161
2.10%, 06/01/30	240	196,626

		3,715,049

Gas Utilities — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/27	627	598,846
9.38%, 06/01/28(b)	95	97,460
ONE Gas, Inc., 4.25%, 09/01/32	155	143,060

		839,366

Ground Transportation — 0.1%
Canadian National Railway Co., 3.85%, 08/05/32	575	525,127
Ryder System, Inc., 5.65%, 03/01/28	85	85,831

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ground Transportation (continued)
Triton Container International Ltd./TAL International Container Corp., 3.25%, 03/15/32	USD 1,100	$838,244
VT Topco, Inc., 8.50%, 08/15/30(b)	80	81,915

		1,531,117

Health Care Equipment & Supplies — 0.0%
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(b)	125	127,812
Zimmer Biomet Holdings, Inc., 5.35%, 12/01/28	140	140,238

		268,050

Health Care Providers & Services — 1.9%
Cencora, Inc. 2.70%, 03/15/31	2,050	1,721,053
4.30%, 12/15/47	1,280	1,073,874
DaVita, Inc., 4.63%, 06/01/30(b)	350	295,825
DH Europe Finance II Sarl, 2.60%, 11/15/29	4,860	4,255,399
Elevance Health, Inc., 3.65%, 12/01/27	1,500	1,425,155
Encompass Health Corp., 4.75%, 02/01/30	249	226,264
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)	23	22,770
HCA, Inc. 5.25%, 06/15/26	850	842,684
3.13%, 03/15/27	440	407,844
5.20%, 06/01/28	590	581,570
3.63%, 03/15/32	1,239	1,069,476
5.50%, 06/01/33	666	654,849
4.63%, 03/15/52	580	459,326
5.90%, 06/01/53	820	779,742
Heartland Dental LLC/Heartland Dental Finance Corp., 10.50%, 04/30/28(b)	90	91,350
Humana, Inc. 1.35%, 02/03/27	1,200	1,065,902
3.70%, 03/23/29	1,500	1,402,609
IQVIA, Inc. 5.70%, 05/15/28(b)	2,800	2,791,964
6.25%, 02/01/29(b)	80	81,201
Laboratory Corp. of America Holdings, 1.55%, 06/01/26	2,000	1,823,139
Star Parent, Inc., 9.00%, 10/01/30(b)	30	31,157
Tenet Healthcare Corp., 6.13%, 10/01/28	316	306,362
UnitedHealth Group, Inc. 5.30%, 02/15/30	560	571,870
4.20%, 05/15/32	5,000	4,712,417
4.50%, 04/15/33	640	613,561
5.88%, 02/15/53	200	212,535
5.05%, 04/15/53	1,540	1,459,146

		28,979,044

Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment, Inc. 8.13%, 07/01/27(b)	107	109,006
7.00%, 02/15/30(b)	224	224,202
Darden Restaurants, Inc., 4.55%, 02/15/48	570	452,740
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 06/01/29(b)	324	286,152
NCL Corp. Ltd., 8.13%, 01/15/29(b)	60	61,096
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29(b) .	80	84,004
Starbucks Corp., 2.00%, 03/12/27	850	774,613
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(b)	61	54,938

		2,046,751

Household Durables — 0.3%
M/I Homes, Inc., 3.95%, 02/15/30	10	8,534
NVR, Inc., 3.00%, 05/15/30	2,520	2,172,348

Security	Par (000)	Value

Household Durables (continued)
PulteGroup, Inc., 5.00%, 01/15/27	USD 1,630	$1,618,848
Tempur Sealy International, Inc., 3.88%, 10/15/31(b)	20	16,070

		3,815,800

Household Products — 0.1%
Colgate-Palmolive Co., 3.25%, 08/15/32	50	44,648
Unilever Capital Corp., 1.75%, 08/12/31	2,140	1,711,067

		1,755,715

Industrial Conglomerates — 0.3%
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29	4,610	4,346,255

Insurance — 0.4%
Arthur J Gallagher & Co., 3.50%, 05/20/51	1,170	803,231
Marsh & McLennan Cos., Inc. 4.38%, 03/15/29	1,820	1,771,207
2.25%, 11/15/30	2,000	1,664,411
2.38%, 12/15/31	790	643,747
5.45%, 03/15/53	800	781,000
5.70%, 09/15/53	1,030	1,048,655

		6,712,251

IT Services — 0.9%
APX Group, Inc., 5.75%, 07/15/29(b)	98	87,507
Automatic Data Processing, Inc., 1.70%, 05/15/28	5,380	4,753,310
CGI, Inc., 2.30%, 09/14/31	2,370	1,855,743
Cogent Communications Group, Inc., 7.00%, 06/15/27(b)	900	884,250
Fiserv, Inc. 5.45%, 03/02/28	470	473,874
5.60%, 03/02/33	970	974,166
International Business Machines Corp. 2.20%, 02/09/27	750	687,884
2.72%, 02/09/32	620	526,418
Mastercard, Inc., 2.00%, 11/18/31	1,450	1,180,036
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28(b)	172	165,166
S&P Global, Inc., 5.25%, 09/15/33(b)	415	418,322
Sabre GLBL, Inc., 11.25%, 12/15/27(b)	158	143,160
VeriSign, Inc., 2.70%, 06/15/31	620	508,507
Visa, Inc., 3.65%, 09/15/47	630	498,355

		13,156,698

Machinery — 0.3%
Allison Transmission, Inc., 5.88%, 06/01/29(b)	618	598,143
Cummins, Inc., 2.60%, 09/01/50	1,470	1,179,195
Ingersoll Rand, Inc. 5.40%, 08/14/28	255	255,566
5.70%, 08/14/33	95	96,154
nVent Finance Sarl, 5.65%, 05/15/33	1,470	1,414,193
Wabash National Corp., 4.50%, 10/15/28(b)	306	261,621

		3,804,872

Media — 0.1%
Cable One, Inc., 4.00%, 11/15/30(b)	69	53,857
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(b)	35	32,456
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.88%, 08/15/27(b)	334	300,547
Interpublic Group of Cos., Inc., 4.65%, 10/01/28	500	482,639
Nexstar Broadcasting, Inc., 4.75%, 11/01/28(b)	115	101,792
Sirius XM Radio, Inc., 5.50%, 07/01/29(b)	330	306,623
Univision Communications, Inc., 8.00%, 08/15/28(b)	25	25,271

		1,303,185

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining — 0.3%
Arsenal AIC Parent LLC, 8.00%, 10/01/30(b)	USD 65	$66,320
ATI, Inc., 7.25%, 08/15/30	115	115,540
Cleveland-Cliffs, Inc., 6.75%, 04/15/30(b)	177	172,191
FMG Resources August 2006 Pty Ltd. 5.88%, 04/15/30(b)	304	292,265
6.13%, 04/15/32(b)	300	289,939
Mineral Resources Ltd. 9.25%, 10/01/28(b)	80	82,736
8.50%, 05/01/30(b)	850	859,316
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 01/27/30(b)	329	291,464
Reliance Steel & Aluminum Co., 2.15%, 08/15/30	1,680	1,358,622
Steel Dynamics, Inc., 2.40%, 06/15/25	750	712,171
Taseko Mines Ltd., 7.00%, 02/15/26(b)	25	23,375

		4,263,939

Oil, Gas & Consumable Fuels — 0.5%
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29	60	54,682
Cheniere Energy, Inc., 4.63%, 10/15/28	2,890	2,750,471
Civitas Resources, Inc., 5.00%, 10/15/26(b)	10	9,536
CNX Resources Corp., 6.00%, 01/15/29(b)	152	144,945
Enbridge, Inc., 6.20%, 11/15/30	75	77,968
EQT Corp., 5.70%, 04/01/28	65	65,024
Hilcorp Energy I LP/Hilcorp Finance Co., 8.38%, 11/01/33(b)	95	97,857
ONEOK, Inc. 2.20%, 09/15/25	370	347,809
5.85%, 01/15/26	1,000	1,006,877
6.35%, 01/15/31	1,340	1,381,822
7.15%, 01/15/51	430	460,502
Targa Resources Corp., 6.15%, 03/01/29	375	383,094
Venture Global LNG, Inc. 8.13%, 06/01/28(b)	55	54,531
9.50%, 02/01/29(b)	195	201,200
8.38%, 06/01/31(b)	50	49,267
9.88%, 02/01/32(b)	250	256,211
Vermilion Energy, Inc., 6.88%, 05/01/30(b)	629	596,680
Western Midstream Operating LP, 6.35%, 01/15/29	35	35,940

		7,974,416

Passenger Airlines — 0.0%
United Airlines, Inc. 4.38%, 04/15/26(b)	60	57,056
4.63%, 04/15/29(b)	190	169,615

		226,671

Pharmaceuticals — 0.9%
Astrazeneca Finance LLC 1.75%, 05/28/28	800	704,455
2.25%, 05/28/31	990	824,108
4.88%, 03/03/33	1,490	1,482,162
Bausch Health Cos., Inc., 11.00%, 09/30/28(b)	150	93,750
Bristol-Myers Squibb Co. 2.95%, 03/15/32	710	611,554
3.90%, 03/15/62	430	316,748
Eli Lilly & Co. 4.88%, 02/27/53	645	629,372
4.95%, 02/27/63	2,205	2,127,698
Jazz Securities DAC, 4.38%, 01/15/29(b)	700	629,738
Johnson & Johnson, 2.25%, 09/01/50	1,310	805,088
Merck & Co., Inc. 2.15%, 12/10/31	1,550	1,274,264
5.00%, 05/17/53	340	327,110

Security	Par (000)	Value

Pharmaceuticals (continued)
Novartis Capital Corp., 2.20%, 08/14/30	USD 3,030	$2,583,524
Pfizer Investment Enterprises Pte Ltd. 5.30%, 05/19/53	95	92,628
5.34%, 05/19/63	50	48,089
Zoetis, Inc. 3.00%, 09/12/27	640	595,661
2.00%, 05/15/30	170	140,647

		13,286,596

Professional Services — 0.0%
TriNet Group, Inc., 7.13%, 08/15/31(b)	95	95,950

Real Estate Management & Development — 0.1%
CBRE Services, Inc. 4.88%, 03/01/26	500	489,738
5.95%, 08/15/34	110	109,514
Essential Properties LP, 2.95%, 07/15/31	610	457,934
Greystar Real Estate Partners LLC, 7.75%, 09/01/30(b)	45	45,779
Howard Hughes Corp. (The), 5.38%, 08/01/28(b)	320	300,000
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(b)	141	138,691

		1,541,656

Semiconductors & Semiconductor Equipment — 0.9%
Broadcom, Inc. 2.45%, 02/15/31(b)	1,990	1,636,196
2.60%, 02/15/33(b)	450	354,316
3.75%, 02/15/51(b)	1,450	1,056,225
Marvell Technology, Inc., 5.95%, 09/15/33	65	65,848
NVIDIA Corp. 1.55%, 06/15/28	600	525,466
2.00%, 06/15/31	4,490	3,715,147
3.70%, 04/01/60	500	384,829
NXP BV/NXP Funding LLC, 5.55%, 12/01/28	850	850,272
Texas Instruments, Inc. 1.90%, 09/15/31	459	377,136
3.65%, 08/16/32	3,545	3,229,202
4.90%, 03/14/33	790	789,432

		12,984,069

Software — 1.0%
Adobe, Inc., 2.30%, 02/01/30	3,570	3,101,834
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29(b)	25	25,645
Electronic Arts, Inc., 1.85%, 02/15/31	1,000	800,480
Intuit, Inc. 1.35%, 07/15/27	1,000	884,722
1.65%, 07/15/30	4,690	3,797,824
5.20%, 09/15/33	300	302,380
5.50%, 09/15/53	95	97,480
MicroStrategy, Inc., 6.13%, 06/15/28(b)	121	111,578
Oracle Corp. 4.50%, 05/06/28	205	200,169
4.65%, 05/06/30	135	130,241
4.90%, 02/06/33	750	721,554
5.55%, 02/06/53	410	386,509
ServiceNow, Inc., 1.40%, 09/01/30	3,000	2,385,753
VMware, Inc. 1.80%, 08/15/28	2,730	2,340,877
2.20%, 08/15/31	530	418,902

		15,705,948

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Specialized REITs — 0.0%
American Tower Corp., 5.80%, 11/15/28	USD 25	$25,318
Iron Mountain, Inc., 4.50%, 02/15/31(b)	15	12,982

		38,300

Specialty Retail — 0.4%
Academy Ltd., 6.00%, 11/15/27(b)	116	113,190
Bath & Body Works, Inc., 6.95%, 03/01/33	135	126,248
Foot Locker, Inc., 4.00%, 10/01/29(b)	151	121,890
Gap, Inc. (The), 3.63%, 10/01/29(b)	51	41,986
Home Depot, Inc. 1.50%, 09/15/28	1,050	905,333
1.88%, 09/15/31	1,420	1,143,075
3.35%, 04/15/50	940	676,457
Lowe’s Cos., Inc. 3.35%, 04/01/27	1,500	1,422,605
1.70%, 09/15/28	1,150	990,106
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(b)	66	58,410
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29(b)	74	65,164

		5,664,464

Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc. 3.95%, 08/08/52	640	532,144
4.10%, 08/08/62	140	116,180
CDW LLC/CDW Finance Corp., 3.57%, 12/01/31	226	194,613
EquipmentShare.com, Inc., 9.00%, 05/15/28(b)	65	64,025
NCR Atleos Corp., 9.50%, 04/01/29(b)	135	139,413
Western Digital Corp., 4.75%, 02/15/26	300	289,430
Xerox Holdings Corp., 5.50%, 08/15/28(b)	344	286,694

		1,622,499

Textiles, Apparel & Luxury Goods — 0.1%
Tapestry, Inc. 7.35%, 11/27/28	420	423,202
7.70%, 11/27/30	290	293,985

		717,187

Trading Companies & Distributors — 0.0%
Fortress Transportation & Infrastructure Investors LLC, 7.88%, 12/01/30(b)	95	96,645
GATX Corp., 3.50%, 06/01/32	350	290,745

		387,390

Wireless Telecommunication Services — 0.0%
Rogers Communications, Inc., 3.20%, 03/15/27	350	326,252

Total Corporate Bonds — 19.3% (Cost: $300,548,384)		289,910,062

	Shares

Investment Companies(d)

Equity Funds — 2.3%
iShares MSCI India ETF	77,191	3,552,330
iShares Russell 1000 Value ETF	192,434	30,306,431

		33,858,761

Total Investment Companies — 2.3% (Cost: $33,882,256)		33,858,761

Preferred Securities

Preferred Stocks — 0.3%

Security	Shares	Value

Banks — 0.0%
Banco Bradesco SA	100	$331
Bancolombia SA	24,294	168,177

		168,508

Chemicals — 0.1%
Braskem SA(a)	269,452	1,053,819
Sociedad Quimica y Minera de Chile SA, Class B	13,755	696,142

		1,749,961

Electric Utilities — 0.1%
Centrais Eletricas Brasileiras SA, Class B	8,272	75,408
Cia Energetica de Minas Gerais	115,268	258,777
Cia Paranaense de Energia, Class B	322,554	619,937

		954,122

Machinery — 0.0%
Randon SA Implementos e Participacoes	14,162	32,283

Metals & Mining — 0.0%
Gerdau SA	68,717	304,630

Passenger Airlines — 0.1%
Azul SA(a)	190,636	660,364
Gol Linhas Aereas Inteligentes SA(a)	74,233	137,093

		797,457

Total Preferred Securities — 0.3% (Cost: $4,346,932)		4,006,961

	Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 8.2%
Fannie Mae Mortgage-Backed Securities 1.50%, 02/01/37 - 04/01/52	USD 2,262	1,716,078
2.00%, 04/01/37 - 01/01/52	32,140	25,545,250
2.50%, 06/01/37 - 07/01/51	7,273	5,948,127
3.00%, 09/01/34 - 04/01/52	2,059	1,813,192
4.00%, 03/01/51 - 08/01/52	1,092	1,004,346
4.50%, 09/01/52 - 08/01/53	201	189,620
5.00%, 04/01/53 - 06/01/53	899	866,019
5.50%, 02/01/53	476	472,851
6.00%, 07/01/53 - 09/01/53	514	519,235
Freddie Mac Mortgage-Backed Securities 1.50%, 03/01/37	171	144,905
2.00%, 04/01/37	876	764,644
2.50%, 05/01/37 - 07/01/51	4,249	3,476,541
3.00%, 07/01/50	36	31,115
4.00%, 06/01/52 - 02/01/53	889	811,239
4.50%, 12/01/52 - 08/01/53	47	44,562
5.00%, 04/01/53	283	272,738
5.50%, 01/01/53 - 06/01/53	801	791,146
6.00%, 08/01/53	440	445,274
Ginnie Mae Mortgage-Backed Securities 1.50%, 12/01/53(e)	100	77,812
2.00%, 10/20/51 - 12/01/53(e)	5,495	4,434,210
2.50%, 07/20/51 - 12/01/53(e)	14,211	11,867,838
3.00%, 11/20/46 - 12/01/53(e)	13,608	11,779,271
3.50%, 03/20/50 - 12/01/53(e)	10,775	9,643,664
4.00%, 01/20/50 - 12/01/53(e)	5,856	5,401,539
4.50%, 03/20/49 - 12/01/53(e)	5,356	5,067,250
5.00%, 04/20/53 - 12/01/53(e)	1,703	1,654,707
5.50%, 12/20/52 - 12/01/53(e)	1,495	1,485,301
6.00%, 09/20/53 - 12/01/53(e)	1,136	1,144,531
6.50%, 11/20/53 - 12/01/53(e)	956	972,267

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities 1.50%, 12/01/38 - 12/01/53(e)	USD 2,189	$1,711,406
2.00%, 12/01/38(e)	711	621,093
2.50%, 12/01/38 - 12/01/53(e)	2,625	2,337,231
3.00%, 12/01/38 - 12/01/53(e)	3,000	2,716,649
3.50%, 12/01/38 - 12/01/53(e)	1,775	1,605,553
4.00%, 12/01/38 - 12/01/53(e)	1,550	1,441,797
4.50%, 12/01/53(e)	175	163,850
5.00%, 12/01/53(e)	10,650	10,248,094
5.50%, 12/01/53(e)	2,100	2,069,136
6.00%, 12/01/53(e)	900	902,499
6.50%, 12/01/53(e)	850	863,414

		123,065,994

Total U.S. Government Sponsored Agency Securities — 8.2%
(Cost: $131,592,103)		123,065,994

U.S. Treasury Obligations
U.S. Treasury Bonds 1.13%, 05/15/40	23,000	13,634,688
2.25%, 05/15/41 - 02/15/52	46,000	30,427,031
2.38%, 02/15/42	10,000	7,122,656
3.00%, 02/15/47	5,000	3,784,375
3.38%, 11/15/48	2,600	2,099,703
U.S. Treasury Notes 0.25%, 09/30/25	55,700	51,337,559
2.50%, 03/31/27	35,000	32,945,117
1.88%, 02/28/29 - 02/15/32	33,000	28,263,398
2.38%, 05/15/29	16,000	14,471,250
0.63%, 08/15/30	5,000	3,921,875

Total U.S. Treasury Obligations — 12.5% (Cost: $217,780,955)		188,007,652

Total Long-Term Investments — 98.6% (Cost: $1,344,498,037)		1,481,025,087

	Shares

Short-Term Securities

Money Market Funds — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(d)(f)	47,222,902	47,222,902
SL Liquidity Series, LLC, Money Market Series, 5.56%(d)(f)(g)	1,347,961	1,348,500

Total Short-Term Securities — 3.2% (Cost: $48,571,402)		48,571,402

Total Investments Before TBA Sale Commitments — 101.8%
(Cost: $1,393,069,439)		1,529,596,489

Security	Par (000)	Value

TBA Sale Commitments(e)

Mortgage-Backed Securities — (0.0)%
Ginnie Mae Mortgage-Backed Securities, 6.50%, 12/01/53	USD (200)	$(203,383)
Uniform Mortgage-Backed Securities, 4.50%, 12/01/53	(50)	(46,814)

Total TBA Sale Commitments — (0.0)% (Proceeds: $(248,406))		(250,197)

Total Investments Net of TBA Sale Commitments — 101.8%
(Cost: $1,392,821,033)		1,529,346,292

Liabilities in Excess of Other Assets — (1.8)%		(26,693,596)

Net Assets — 100.0%		$ 1,502,652,696

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Affiliate of the Fund.
(e)	Represents or includes a TBA transaction.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended November 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/23	Shares/ Investment Value Held at 11/30/23	Income (Expense)		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$23,714,417	$23,508,485	(a)	$—	$—	$—	$47,222,902	47,222,902	$877,922		$—
iShares MSCI India ETF	4,331,004	—		(1,170,253)	(55,127)	446,706	3,552,330	77,191	8,316		—
iShares Russell 1000 Value ETF	28,599,541	—		—	—	1,706,890	30,306,431	192,434	—		—
SL Liquidity Series, LLC, Money Market Series	—	1,348,445	(a)	—	55	—	1,348,500	1,347,961	1,239	(b)	—

					$(55,072)	$2,153,596	$82,430,163		$887,477		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
U.S. Treasury Notes (10 Year)	109	03/19/24	$11,968	$62,834
U.S. Treasury Notes (2 Year)	86	03/28/24	17,584	54,256

				117,090

Short Contracts
S&P/Toronto Stock Exchange 60 Index	6	12/14/23	1,079	(7,788)
S&P 500 E-Mini Index	168	12/15/23	38,445	(522,550)
Mini MSCI EAFE Index	142	12/15/23	15,099	(327,065)
Mini MSCI Emerging Markets Index	90	12/15/23	4,442	(33,425)
U.S. Treasury Long-Term Bonds	178	03/19/24	20,726	(104,425)
U.S. Ultra Treasury Bonds	105	03/19/24	12,915	(78,300)
U.S. Ultra Treasury Bonds (10 Year)	27	03/19/24	3,065	(18,151)
U.S. Treasury Notes (5 Year)	292	03/28/24	31,201	(120,954)

				(1,212,658)

				$(1,095,568)

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	23,149,066	USD	14,821,583	Goldman Sachs Bank USA	12/20/23	$484,434
CAD	20,503,680	USD	15,036,278	Bank of America N.A.	12/20/23	79,119
EUR	26,551,912	USD	28,587,514	Barclays Bank PLC	12/20/23	341,328
USD	666,098	JPY	96,699,400	Barclays Bank PLC	12/20/23	11,722

						$916,603

USD	451,283	EUR	419,200	Barclays Bank PLC	12/20/23	(5,444)
USD	442,215	GBP	353,700	Barclays Bank PLC	12/20/23	(4,401)

						$(9,845)

						$906,758

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.N.A.HY.41.V1	5.00%	Quarterly	12/20/28	USD	33,452	$1,633,276	$1,205,635	$427,641
CDX.N.A.IG.41.V1	1.00	Quarterly	12/20/28	USD	75,000	(1,409,455)	(1,049,003)	(360,452)

						$223,821	$156,632	$67,189

OTC Total Return Swaps

									Upfront
Paid by the Fund		Received by the Fund		Counterparty	Termination Date		Notional Amount (000)	Value	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency

SOFR minus 0.02%, 5.33%	Quarterly	MSCI ACWI ESG Universal Index	Quarterly	BNP Paribas S.A.	04/03/24	USD	110,979	$7,615,226	$—	$7,615,226

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

Centrally Cleared Swaps(a)	$1,205,635	$(1,049,003)	$427,641	$(360,452)
OTC Swaps	—	—	7,615,226	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$117,090	$—	$117,090
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	916,603	—	—	916,603
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	427,641	—	—	—	—	427,641
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	7,615,226	—	—	—	7,615,226

	$—	$427,641	$7,615,226	$916,603	$117,090	$—	$9,076,560

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$890,828	$—	$321,830	$—	$1,212,658
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	9,845	—	—	9,845
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	360,452	—	—	—	—	360,452

	$—	$360,452	$890,828	$9,845	$321,830	$—	$1,582,955

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$3,439,592	$—	$—	$—	$3,439,592
Forward foreign currency exchange contracts	—	—	—	(907,506)	—	—	(907,506)
Swaps	—	—	(4,199,591)	—	—	—	(4,199,591)

	$—	$—	$(759,999)	$(907,506)	$—	$—	$(1,667,505)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$847,393	$—	$124,854	$—	$972,247
Forward foreign currency exchange contracts	—	—	—	753,095	—	—	753,095
Swaps	—	633,918	8,010,882	—	—	—	8,644,800

	$—	$633,918	$8,858,275	$753,095	$124,854	$—	$10,370,142

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$44,633,137
Average notional value of contracts — short	$95,029,822
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$21,330
Average amounts sold — in USD	$58,998,033
Credit default swaps
Average notional value — buy protection	$91,726,050
Total return swaps
Average notional amount	$71,856

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$474,742	$225,177
Forward foreign currency exchange contracts	916,603	9,845
Swaps — centrally cleared	11,567	—
Swaps — OTC(a)	7,615,226	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$9,018,138	$235,022

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(486,309)	(225,177)

Total derivative assets and liabilities subject to an MNA	$8,531,829	$9,845

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A	$79,119	$—	$—	$—	$79,119
Barclays Bank PLC	353,050	(9,845)	—	—	343,205
BNP Paribas S.A	7,615,226	—	—	(7,020,000)	595,226
Goldman Sachs Bank USA	484,434	—	—	—	484,434

	$8,531,829	$(9,845)	$—	$(7,020,000)	$1,501,984

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)(e)
Barclays Bank PLC	$9,845	$(9,845)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$4,670,447	$3,660,418	$—	$8,330,865
Air Freight & Logistics	178,592	1,404,674	—	1,583,266
Automobile Components	426,699	233,284	—	659,983
Automobiles	13,349,966	12,292,757	—	25,642,723
Banks	18,269,922	38,283,909	—	56,553,831
Beverages	17,691,916	4,114,582	—	21,806,498
Biotechnology	10,530,315	2,060,518	—	12,590,833
Broadline Retail	29,074,212	3,477,596	—	32,551,808
Building Products	218,013	—	—	218,013
Capital Markets	15,860,925	4,001,579	—	19,862,504
Chemicals	2,410,744	5,647,111	—	8,057,855
Commercial Services & Supplies	1,728,896	—	—	1,728,896
Communications Equipment	—	1,665,184	—	1,665,184
Construction & Engineering	10,179,980	1,479,733	—	11,659,713
Construction Materials	—	111,228	—	111,228
Consumer Finance	10,152,650	—	—	10,152,650
Consumer Staples Distribution & Retail	7,092,452	3,427,308	—	10,519,760
Containers & Packaging	322,935	—	—	322,935
Diversified Consumer Services	1,364,666	132,574	—	1,497,240
Diversified Telecommunication Services	—	3,344,741	—	3,344,741
Electric Utilities	663,539	8,545,984	—	9,209,523
Electrical Equipment	—	10,048,467	—	10,048,467
Electronic Equipment, Instruments & Components	5,435,349	1,748,648	—	7,183,997
Energy Equipment & Services	—	122,598	—	122,598
Entertainment	3,499,104	4,454,308	—	7,953,412
Financial Services	20,282,559	1,318,007	—	21,600,566
Food Products	6,481,269	10,467,356	—	16,948,625
Gas Utilities	662,867	109,580	—	772,447
Ground Transportation	1,890,996	—	—	1,890,996
Health Care Equipment & Supplies	10,619,385	573,736	—	11,193,121
Health Care Providers & Services	14,322,277	297,184	—	14,619,461
Hotel & Resort REITs	182	—	—	182
Hotels, Restaurants & Leisure	11,106,470	5,324,261	—	16,430,731
Household Durables	1,814,965	3,429,078	—	5,244,043
Household Products	2,549,920	—	—	2,549,920
Independent Power and Renewable Electricity Producers	381,906	260,764	—	642,670
Industrial Conglomerates	18,618,241	7,909,776	—	26,528,017
Industrial REITs	952,655	1,124,789	—	2,077,444
Insurance	17,084,814	8,318,236	—	25,403,050
Interactive Media & Services	32,887,938	8,344,573	—	41,232,511
IT Services	11,439,252	84,521	—	11,523,773
Leisure Products	—	1,061,197	—	1,061,197
Life Sciences Tools & Services	7,997,773	169,421	—	8,167,194
Machinery	6,314,205	3,216,251	—	9,530,456
Marine Transportation	—	4,610,326	—	4,610,326
Media	1,511,532	77,106	—	1,588,638
Metals & Mining	7,613,799	9,198,543	—	16,812,342
Multi-Utilities	—	4,537,195	—	4,537,195
Oil, Gas & Consumable Fuels	38,937,638	2,882,264	—	41,819,902
Paper & Forest Products	54,168	—	—	54,168
Passenger Airlines	—	1,279,760	—	1,279,760
Personal Care Products	648,349	1,610,258	—	2,258,607
Pharmaceuticals	23,162,280	22,209,249	—	45,371,529

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) November 30, 2023	BlackRock Sustainable Balanced Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Professional Services	$5,261,429	$6,089,295	$—	$11,350,724
Real Estate Management & Development	1,644,161	6,893,442	—	8,537,603
Residential REITs	426,569	—	—	426,569
Retail REITs	511,509	78,339	—	589,848
Semiconductors & Semiconductor Equipment	41,279,502	11,894,209	—	53,173,711
Software	65,509,489	8,157,775	—	73,667,264
Specialized REITs	4,298,614	—	—	4,298,614
Specialty Retail	10,426,032	3,935,173	—	14,361,205
Technology Hardware, Storage & Peripherals	56,843,196	604,691	—	57,447,887
Textiles, Apparel & Luxury Goods	8,432,772	4,853,257	—	13,286,029
Trading Companies & Distributors	432,404	537,004	—	969,408
Transportation Infrastructure	695,349	702,792	—	1,398,141
Water Utilities	344,081	902,540	—	1,246,621
Wireless Telecommunication Services	—	2,294,639	—	2,294,639
Corporate Bonds	—	289,910,062	—	289,910,062
Investment Companies	33,858,761	—	—	33,858,761
Preferred Securities
Preferred Stocks	3,310,819	696,142	—	4,006,961
U.S. Government Sponsored Agency Securities	—	123,065,994	—	123,065,994
U.S. Treasury Obligations	—	188,007,652	—	188,007,652
Short-Term Securities
Money Market Funds	47,222,902	—	—	47,222,902
Liabilities
TBA Sale Commitments	—	(250,197)	—	(250,197)

	$670,954,351	$857,043,441	$—	1,527,997,792

Investments valued at NAV(a)				1,348,500

				$1,529,346,292

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$427,641	$—	$427,641
Equity Contracts	—	7,615,226	—	7,615,226
Foreign Currency Exchange Contracts	—	916,603	—	916,603
Interest Rate Contracts	117,090	—	—	117,090
Liabilities
Credit Contracts	—	(360,452)	—	(360,452)
Equity Contracts	(890,828)	—	—	(890,828)
Foreign Currency Exchange Contracts	—	(9,845)	—	(9,845)
Interest Rate Contracts	(321,830)	—	—	(321,830)

	$(1,095,568)	$8,589,173	$—	$7,493,605

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Statement of Assets and Liabilities (unaudited)

November 30, 2023

BlackRock Sustainable Balanced Fund, Inc.

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,447,166,326
Investments, at value — affiliated(c)	82,430,163
Cash	117,561
Cash pledged:
Collateral — TBA commitments	27,000
Futures contracts	4,408,991
Centrally cleared swaps	1,644,000
Foreign currency, at value(d)	1,382,518
Receivables:
Investments sold	21,936,182
Securities lending income — affiliated	86
TBA sale commitments	248,406
Capital shares sold	677,208
Dividends — unaffiliated	2,298,068
Interest — unaffiliated	4,017,256
Variation margin on futures contracts	474,742
Variation margin on centrally cleared swaps	11,567
Unrealized appreciation on:
Forward foreign currency exchange contracts	916,603
OTC swaps	7,615,226
Prepaid expenses	78,217

Total assets	1,575,450,120

LIABILITIES
Cash received:
Collateral — OTC derivatives	7,020,000
Collateral on securities loaned	1,348,445
TBA sale commitments at value(e)	250,197
Payables:
Investments purchased	60,396,351
Swaps	238,193
Capital shares redeemed	2,112,850
Investment advisory fees	492,494
Directors’ and Officer’s fees	5,557
Other accrued expenses	401,943
Other affiliate fees	27,209
Professional fees	26,715
Service and distribution fees	242,448
Variation margin on futures contracts	225,177
Unrealized depreciation on forward foreign currency exchange contracts	9,845

Total liabilities	72,797,424

Commitments and contingent liabilities

NET ASSETS	$1,502,652,696

NET ASSETS CONSIST OF:
Paid-in capital	$1,407,577,142
Accumulated earnings	95,075,554

NET ASSETS	$1,502,652,696

(a) Investments, at cost — unaffiliated	$1,310,615,781
(b) Securities loaned, at value	$1,274,171
(c) Investments, at cost — affiliated	$82,453,658
(d) Foreign currency, at cost	$1,375,791
(e) Proceeds from TBA sale commitments	$248,406

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities (unaudited) (continued)

November 30, 2023

BlackRock Sustainable Balanced Fund, Inc.

NET ASSET VALUE
Institutional
Net assets	$485,860,993

Shares outstanding	20,290,482

Net asset value	$23.95

Shares authorized	400 million

Par value	$0.10

Investor A
Net assets	$846,793,100

Shares outstanding	35,596,562

Net asset value	$23.79

Shares authorized	200 million

Par value	$0.10

Investor C

Net assets	$84,984,111

Shares outstanding	4,379,027

Net asset value	$19.41

Shares authorized	200 million

Par value	$0.10

Class K
Net assets	$74,475,933

Shares outstanding	3,109,751

Net asset value	$23.95

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$10,538,559

Shares outstanding	498,052

Net asset value	$21.16

Shares authorized	500 million

Par value	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statement of Operations (unaudited)

Six Months Ended November 30, 2023

BlackRock Sustainable Balanced Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$8,586,550
Dividends — affiliated	886,238
Interest — unaffiliated	11,984,005
Securities lending income — affiliated — net	1,239
Foreign taxes withheld	(203,396)

Total investment income	21,254,636

EXPENSES
Investment advisory	3,155,170
Service and distribution — class specific	1,518,844
Transfer agent — class specific	583,346
Custodian	120,064
Professional	95,151
Registration	65,550
Accounting services	59,453
Printing and postage	34,867
Directors and Officer	9,728
Miscellaneous	22,357

Total expenses excluding interest expense	5,664,530
Interest expense	331

Total expenses	5,664,861
Less:
Fees waived and/or reimbursed by the Manager	(87,947)

Total expenses after fees waived and/or reimbursed	5,576,914

Net investment income	15,677,722

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	6,766,659
Investments — affiliated	(55,072)
Futures contracts	3,439,592
Forward foreign currency exchange contracts	(907,506)
Foreign currency transactions	(435,515)
Swaps	(4,199,591)

4,608,567

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	43,815,670
Investments — affiliated	2,153,596
Futures contracts	972,247
Forward foreign currency exchange contracts	753,095
Foreign currency translations	106,891
Swaps	8,644,800

56,446,299

Net realized and unrealized gain	61,054,866

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$76,732,588

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Sustainable Balanced Fund, Inc.

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$15,677,722	$32,588,469
Net realized gain (loss)	4,608,567	(35,500,764)
Net change in unrealized appreciation (depreciation)	56,446,299	5,623,364

Net increase in net assets resulting from operations	76,732,588	2,711,069

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(11,056,750)	(19,293,205)
Investor A	(16,974,035)	(31,746,349)
Investor C	(1,493,830)	(4,159,590)
Class K	(1,707,273)	(2,592,592)
Class R	(197,523)	(411,460)

Decrease in net assets resulting from distributions to shareholders	(31,429,411)	(58,203,196)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(47,708,047)	(108,277,844)

NET ASSETS
Total decrease in net assets	(2,404,870)	(163,769,971)
Beginning of period	1,505,057,566	1,668,827,537

End of period	$1,502,652,696	$1,505,057,566

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc.

	Institutional

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$23.22		$23.94		$28.28		$24.89		$23.32		$23.95		$26.09

Net investment income(a)	0.27		0.53		0.19		0.23		0.33		0.48		0.47
Net realized and unrealized gain (loss)	0.99		(0.40)		(1.27)		4.22		2.47		0.52		1.89

Net increase (decrease) from investment operations	1.26		0.13		(1.08)		4.45		2.80		1.00		2.36

Distributions(b)
From net investment income	(0.53)		(0.13)		(0.11)		(0.24)		(0.37)		(0.41)		(0.47)
From net realized gain	—		(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		(4.03)

Total distributions	(0.53)		(0.85)		(3.26)		(1.06)		(1.23)		(1.63)		(4.50)

Net asset value, end of period	$23.95		$23.22		$23.94		$28.28		$24.89		$23.32		$23.95

Total Return(c)
Based on net asset value	5.42	%(d)	0.83%		(4.88	)%(d)	18.30%		12.35%		5.16%		10.14%

Ratios to Average Net Assets(e)
Total expenses	0.55	%(f)	0.55%		0.71	%(f)(g)	0.75	%(h)	0.78	%(i)	0.80%		0.91%

Total expenses after fees waived and/or reimbursed	0.54	%(f)	0.54%		0.50	%(f)(g)	0.50	%(h)	0.52	%(i)	0.53%		0.62%

Net investment income	2.29	%(f)	2.34%		1.08	%(f)(g)	0.85	%(h)	1.42	%(i)	2.11%		1.97%

Supplemental Data
Net assets, end of period (000)	$485,861		$490,719		$554,201		$666,819		$568,977		$488,105		$427,511

Portfolio turnover rate of the Fund	66	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)	4	%(k)	140	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		459%		556%		574%		734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Advantage Large Cap Core Portfolio and the Master Total Return Portfolio (the “Master Portfolios”) as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	50%	117%	N/A	161%	274%	241%	350%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Investor A

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$23.05		$23.79		$28.14		$24.78		$23.22		$23.86		$26.00

Net investment income(a)	0.24		0.47		0.15		0.16		0.27		0.41		0.40
Net realized and unrealized gain (loss)	0.97		(0.38)		(1.27)		4.20		2.46		0.52		1.89

Net increase (decrease) from investment operations	1.21		0.09		(1.12)		4.36		2.73		0.93		2.29

Distributions(b)
From net investment income	(0.47)		(0.11)		(0.08)		(0.18)		(0.31)		(0.35)		(0.40)
From net realized gain	—		(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		(4.03)

Total distributions	(0.47)		(0.83)		(3.23)		(1.00)		(1.17)		(1.57)		(4.43)

Net asset value, end of period	$23.79		$23.05		$23.79		$28.14		$24.78		$23.22		$23.86

Total Return(c)
Based on net asset value	5.24	%(d)	0.63%		(5.06	)%(d)	17.98%		12.08%		4.84%		9.86%

Ratios to Average Net Assets(e)
Total expenses	0.80	%(f)	0.80%		0.95	%(f)(g)	1.01	%(h)	1.04	%(i)	1.07	%(i)	1.20	%(h)

Total expenses after fees waived and/or reimbursed	0.79	%(f)	0.79%		0.75	%(f)(g)	0.76	%(h)	0.79	%(i)	0.80	%(i)	0.91	%(h)

Net investment income	2.04	%(f)	2.09%		0.84	%(f)(g)	0.59	%(h)	1.15	%(i)	1.83	%(i)	1.68	%(h)

Supplemental Data
Net assets, end of period (000)	$846,793		$844,573		$922,198		$952,967		$737,708		$594,909		$528,701

Portfolio turnover rate of the Fund	66	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)	4	%(k)	140	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		459%		556%		574%		734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	50%	117%	N/A	161%	274%	241%	350%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Investor C

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$18.82		$19.67		$23.81		$21.15		$20.00		$20.79		$23.21

Net investment income (loss)(a)	0.12		0.24		0.01		(0.04)		0.08		0.21		0.19
Net realized and unrealized gain (loss)	0.79		(0.33)		(1.01)		3.57		2.10		0.43		1.67

Net increase (decrease) from investment operations	0.91		(0.09)		(1.00)		3.53		2.18		0.64		1.86

Distributions(b)
From net investment income	(0.32)		(0.04)		—		(0.05)		(0.17)		(0.21)		(0.25)
From net realized gain	—		(0.72)		(3.14)		(0.82)		(0.86)		(1.22)		(4.03)

Total distributions	(0.32)		(0.76)		(3.14)		(0.87)		(1.03)		(1.43)		(4.28)

Net asset value, end of period	$19.41		$18.82		$19.67		$23.81		$21.15		$20.00		$20.79

Total Return(c)
Based on net asset value	4.85	%(d)	(0.18)%		(5.49	)%(d)	17.07%		11.20%		4.09%		9.03%

Ratios to Average Net Assets(e)
Total expenses	1.58	%(f)	1.56%		1.72	%(f)(g)	1.78	%(h)	1.80	%(i)	1.83%		1.95%

Total expenses after fees waived and/or reimbursed	1.57	%(f)	1.55%		1.52	%(f)(g)	1.52	%(h)	1.55	%(i)	1.56%		1.66%

Net investment income (loss)	1.26	%(f)	1.33%		0.07	%(f)(g)	(0.17	)%(h)	0.41	%(i)	1.07%		0.93%

Supplemental Data
Net assets, end of period (000)	$84,984		$88,603		$110,628		$134,700		$126,159		$125,584		$103,756

Portfolio turnover rate of the Fund	66	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)	4	%(k)	140	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		459%		556%		574%		734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	50%	117%	N/A	161%	274%	241%	350%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Class K

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Period from 01/25/18(a) to 09/30/18

Net asset value, beginning of period	$23.23		$23.94		$28.28		$24.89		$23.32		$23.95		$23.61

Net investment income(b)	0.28		0.54		0.20		0.25		0.34		0.49		0.33
Net realized and unrealized gain (loss)	0.98		(0.39)		(1.27)		4.22		2.47		0.52		0.25

Net increase (decrease) from investment operations	1.26		0.15		(1.07)		4.47		2.81		1.01		0.58

Distributions(c)
From net investment income	(0.54)		(0.14)		(0.12)		(0.26)		(0.38)		(0.42)		(0.24)
From net realized gain	—		(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		—

Total distributions	(0.54)		(0.86)		(3.27)		(1.08)		(1.24)		(1.64)		(0.24)

Net asset value, end of period	$23.95		$23.23		$23.94		$28.28		$24.89		$23.32		$23.95

Total Return(d)
Based on net asset value	5.44	%(e)	0.91%		(4.84	)%(e)	18.36%		12.42%		5.23%		2.46	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.48	%(g)	0.49%		0.64	%(g)(h)	0.69	%(i)	0.72	%(j)	0.73%		0.81	%(g)

Total expenses after fees waived and/or reimbursed	0.47	%(g)	0.47%		0.44	%(g)(h)	0.44	%(i)	0.46	%(j)	0.46%		0.51	%(g)

Net investment income	2.36	%(g)	2.41%		1.15	%(g)(h)	0.90	%(i)	1.47	%(j)	2.15%		2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$74,476		$70,918		$70,740		$72,222		$36,970		$21,901		$8,283

Portfolio turnover rate of the Fund	66	%(k)	152	%(k)	296	%(l)	—	%(l)	—	%(l)	4	%(l)	140	%(l)(m)

Portfolio turnover rate of the Master Total Return Portfolio(k)	N/A		N/A		N/A		459%		556%		574%		734	%(m)

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		111%		99%		151%		148	%(m)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(k)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Period from 01/25/18(a) to 09/30/18

Portfolio turnover rate (excluding MDRs)	50%	117%	N/A	161%	274%	241%	350%

(l)	Excludes transactions in the Master Portfolios.
(m)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Balanced Fund, Inc. (continued)

	Class R

	Six Months Ended 11/30/23 (unaudited)		Year Ended 05/31/23		Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20		Year Ended 09/30/19		Year Ended 09/30/18

Net asset value, beginning of period	$20.52		$21.32		$25.55		$22.59		$21.27		$22.00		$24.30

Net investment income(a)	0.17		0.34		0.07		0.05		0.17		0.31		0.29
Net realized and unrealized gain (loss)	0.87		(0.35)		(1.12)		3.83		2.24		0.46		1.77

Net increase (decrease) from investment operations	1.04		(0.01)		(1.05)		3.88		2.41		0.77		2.06

Distributions(b)
From net investment income	(0.40)		(0.07)		(0.03)		(0.10)		(0.23)		(0.28)		(0.33)
From net realized gain	—		(0.72)		(3.15)		(0.82)		(0.86)		(1.22)		(4.03)

Total distributions	(0.40)		(0.79)		(3.18)		(0.92)		(1.09)		(1.50)		(4.36)

Net asset value, end of period	$21.16		$20.52		$21.32		$25.55		$22.59		$21.27		$22.00

Total Return(c)
Based on net asset value	5.05	%(d)	0.24%		(5.32	)%(d)	17.56%		11.67%		4.47%		9.51%

Ratios to Average Net Assets(e)
Total expenses	1.18	%(f)	1.19%		1.35	%(f)(g)	1.39	%(h)	1.40	%(i)	1.41	%(i)	1.55	%(h)

Total expenses after fees waived and/or reimbursed	1.17	%(f)	1.18%		1.14	%(f)(g)	1.13	%(h)	1.15	%(i)	1.14	%(i)	1.26	%(h)

Net investment income	1.66	%(f)	1.71%		0.44	%(f)(g)	0.21	%(h)	0.82	%(i)	1.50	%(i)	1.33	%(h)

Supplemental Data
Net assets, end of period (000)	$10,539		$10,245		$11,061		$13,132		$11,840		$11,833		$14,363

Portfolio turnover rate of the Fund	66	%(j)	152	%(j)	296	%(k)	—	%(k)	—	%(k)	4	%(k)	140	%(k)

Portfolio turnover rate of the Master Total Return Portfolio(j)	N/A		N/A		N/A		459%		556%		574%		734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	N/A		N/A		N/A		111%		99%		151%		148%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

From October 1, 2021 through April 1, 2022, the Fund invested in the Master Portfolios as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolios. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.

(h)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of less than 0.01%.
(i)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolios’ allocated fees waived of 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/23 (unaudited)	Year Ended 05/31/23	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Portfolio turnover rate (excluding MDRs)	50%	117%	N/A	161%	274%	241%	350%

(k)	Excludes transactions in the Master Portfolios.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Sustainable Balanced Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of the Fund is referred to throughout this report as the “Board” and the members are referred to as “Directors.”

The Fund, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (unaudited) (continued)

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

	(ii)	recapitalizations and other transactions across the capital structure; and

	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

	(ii)	quoted prices for similar investments or assets in active markets; and

	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

	(iii)	relevant news and other public sources; and

	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2023, certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Mortgage-Backed Securities: For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements (unaudited) (continued)

certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

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Notes to Financial Statements (unaudited) (continued)

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

J.P. Morgan Securities LLC	$1,274,171	$(1,274,171)		$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

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Notes to Financial Statements (unaudited) (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

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Notes to Financial Statements (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $250 million	0.500%
$250 million — $300 million	0.450
$300 million — $400 million	0.425
Greater than $400 million	0.400

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total

Service and distribution — class specific	$1,059,380	$433,279	$26,185	$1,518,844

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2023, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2023, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Reimbursed amounts	$13,462	$26,086	$6,768	$148	$104	$46,568

For the six months ended November 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total

Transfer agent — class specific	$191,991	$330,274	$46,457	$3,813	$10,811	$583,346

Other Fees: For the six months ended November 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $7,286.

For the six months ended November 30, 2023, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$11,789
Investor C	6,006

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2023, the amount waived was $19,795.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (unaudited) (continued)

notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2023, the Manager waived $68,152 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income—affiliated—net in the Statement of Operations. For the six months ended November 30, 2023, the Fund paid BIM $238 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2023, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended November 30, 2023, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain

$ 46,457,216	$ 81,122,955	$ 4,658,901

7.	PURCHASES AND SALES

For the six months ended November 30, 2023, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales

Non-U.S. Government Securities	$907,151,374	$1,006,065,157
U.S. Government Securities	54,005,112	8,668,402

For the six months ended November 30, 2023, purchases and sales related to mortgage dollar rolls were as follows:

	Purchases	Sales

Mortgage Dollar Rolls	$229,951,387	$229,826,220

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of May 31, 2023, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $54,818,765.

As of November 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BlackRock Sustainable Balanced Fund, Inc.	$1,410,219,011	$203,844,610	$(76,975,318)	$126,869,292

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2023, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Market Risk: The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (unaudited) (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/23		Year Ended 05/31/23

Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	1,553,919	$36,405,250	3,690,009	$82,206,783
Shares issued in reinvestment of distributions	392,348	9,380,998	772,297	16,650,714
Shares redeemed	(2,785,411)	(64,904,479)	(6,484,014)	(144,454,005)

	(839,144)	$(19,118,231)	(2,021,708)	$(45,596,508)

Investor A
Shares sold	1,798,379	$41,851,286	5,277,214	$116,576,146
Shares issued in reinvestment of distributions	663,518	15,778,451	1,386,573	29,742,002
Shares redeemed	(3,510,312)	(81,479,380)	(8,775,357)	(194,169,913)

	(1,048,415)	$(23,849,643)	(2,111,570)	$(47,851,765)

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 11/30/23		Year Ended 05/31/23

Share Class	Shares	Amount	Shares	Amount

Investor C
Shares sold	350,558	$6,684,802	724,480	$13,314,250
Shares issued in reinvestment of distributions	74,051	1,440,288	228,653	4,031,154
Shares redeemed	(753,762)	(14,313,640)	(1,870,281)	(33,980,749)

	(329,153)	$(6,188,550)	(917,148)	$(16,635,345)

Class K
Shares sold	632,011	$14,870,947	1,160,934	$26,041,904
Shares issued in reinvestment of distributions	71,212	1,702,681	119,912	2,585,299
Shares redeemed	(645,780)	(15,113,956)	(1,183,184)	(26,410,002)

	57,443	$1,459,672	97,662	$2,217,201

Class R
Shares sold	53,818	$1,105,860	84,184	$1,678,714
Shares issued in reinvestment of distributions	9,326	197,522	21,475	411,459
Shares redeemed	(64,392)	(1,314,677)	(125,080)	(2,501,600)

	(1,248)	$(11,295)	(19,421)	$(411,427)

	(2,160,517)	$(47,708,047)	(4,972,185)	$(108,277,844)

As of November 30, 2023, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Sustainable Balanced Fund, Inc. (the “Fund”) has adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Fund, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for the Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish the Fund’s reasonably anticipated trading size utilized for liquidity classifications. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Fund, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	47

Additional Information (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

DAC	Designated Activity Co.

ETF	Exchange-Traded Fund

LP	Limited Partnership

MTN	Medium-Term Note

NVS	Non-Voting Shares

OTC	Over-the-Counter

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SOFR	Secured Overnight Financing Rate

TBA	To-be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	49

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-11/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedules of Investments are included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Sustainable Balanced Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: January 19, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: January 19, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Sustainable Balanced Fund, Inc.

Date: January 19, 2024